Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2023

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9–10
Earnings Per Share and Related Information	11

Business Segment Results
Consumer & Community Banking (“CCB”)	12–15
Corporate & Investment Bank (“CIB”)	16–18
Commercial Banking (“CB”)	19–20
Asset & Wealth Management (“AWM”)	21–23
Corporate	24

Credit-Related Information	25–28

Non-GAAP Financial Measures	29
Supplemental Information on First Republic	30
Glossary of Terms and Acronyms (a)

(a)    Refer to the Glossary of Terms and Acronyms on pages 297–303 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Form 10-K”).

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q23 Change					2023 Change
SELECTED INCOME STATEMENT DATA	3Q23		2Q23	1Q23	4Q22	3Q22	2Q23	3Q22	2023		2022	2022
Reported Basis
Total net revenue	$39,874		$41,307	$38,349	$34,547	$32,716	(3)%	22%	$119,530		$94,148	27%
Total noninterest expense	21,757		20,822	20,107	19,022	19,178	4	13	62,686		57,118	10
Pre-provision profit (a)	18,117		20,485	18,242	15,525	13,538	(12)	34	56,844		37,030	54
Provision for credit losses	1,384		2,899	2,275	2,288	1,537	(52)	(10)	6,558		4,101	60
NET INCOME	13,151		14,472	12,622	11,008	9,737	(9)	35	40,245		26,668	51

Managed Basis (b)
Total net revenue	40,686		42,401	39,336	35,566	33,491	(4)	21	122,423		96,711	27
Total noninterest expense	21,757		20,822	20,107	19,022	19,178	4	13	62,686		57,118	10
Pre-provision profit (a)	18,929		21,579	19,229	16,544	14,313	(12)	32	59,737		39,593	51
Provision for credit losses	1,384		2,899	2,275	2,288	1,537	(52)	(10)	6,558		4,101	60
NET INCOME	13,151		14,472	12,622	11,008	9,737	(9)	35	40,245		26,668	51

EARNINGS PER SHARE DATA
Net income: Basic	$4.33		$4.76	$4.11	$3.58	$3.13	(9)	38	$13.20		$8.53	55
Diluted	4.33		4.75	4.10	3.57	3.12	(9)	39	13.18		8.51	55
Average shares: Basic	2,927.5		2,943.8	2,968.5	2,962.9	2,961.2	(1)	(1)	2,946.6		2,966.8	(1)
Diluted	2,932.1		2,948.3	2,972.7	2,967.1	2,965.4	(1)	(1)	2,951.0		2,970.9	(1)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$419,254		$422,661	$380,803	$393,484	$306,520	(1)	37	$419,254		$306,520	37
Common shares at period-end	2,891.0		2,906.1	2,922.3	2,934.3	2,933.2	(1)	(1)	2,891.0		2,933.2	(1)
Book value per share	100.30		98.11	94.34	90.29	87.00	2	15	100.30		87.00	15
Tangible book value per share (“TBVPS”) (a)	82.04		79.90	76.69	73.12	69.90	3	17	82.04		69.90	17
Cash dividends declared per share	1.05		1.00	1.00	1.00	1.00	5	5	3.05		3.00	2

FINANCIAL RATIOS (c)
Return on common equity (“ROE”)	18%		20%	18%	16%	15%			19%		14%
Return on tangible common equity (“ROTCE”) (a)	22		25	23	20	18			23		17
Return on assets	1.36		1.51	1.38	1.16	1.01			1.42		0.92

CAPITAL RATIOS (d)
Common equity Tier 1 (“CET1”) capital ratio	14.3%	(e)	13.8%	13.8%	13.2%	12.5%			14.3%	(e)	12.5%
Tier 1 capital ratio	15.9	(e)	15.4	15.4	14.9	14.1			15.9	(e)	14.1
Total capital ratio	17.8	(e)	17.3	17.4	16.8	16.0			17.8	(e)	16.0
Tier 1 leverage ratio	7.1	(e)	6.9	6.9	6.6	6.2			7.1	(e)	6.2
Supplementary leverage ratio (“SLR”)	6.0	(e)	5.8	5.9	5.6	5.3			6.0	(e)	5.3

On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic Bank (the “First Republic acquisition") from the Federal Deposit Insurance Corporation (“FDIC”). Refer to page 30 for additional information.
(a)Pre-provision profit, TBVPS and ROTCE are each non-GAAP financial measures. Tangible common equity (“TCE”) is also a non-GAAP financial measure; refer to page 10 for a reconciliation of common stockholders’ equity to TCE. Refer to page 29 for further discussion of these measures.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for further discussion of managed basis.
(c)Ratios are based upon annualized amounts.
(d)The capital metrics reflect the Current Expected Credit Losses ("CECL") capital transition provisions. Beginning January 1, 2022, the $2.9 billion CECL capital benefit is being phased out at 25% per year over a three-year period. As of September 30, 2023, June 30, 2023 and March 31, 2023, CET1 capital reflected the remaining $1.4 billion CECL benefit; as of December 31, 2022 and September 30, 2022 CET1 capital reflected a $2.2 billion benefit. Refer to Capital Risk Management on pages 48-53 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023, and pages 86-96 of the Firm’s 2022 Form 10-K for additional information.
(e)Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratios, headcount and where otherwise noted)

	QUARTERLY TRENDS											NINE MONTHS ENDED SEPTEMBER 30,
										3Q23 Change						2023 Change
	3Q23		2Q23		1Q23	4Q22		3Q22		2Q23	3Q22	2023		2022		2022
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$3,898,333		$3,868,240		$3,744,305	$3,665,743		$3,773,884		1%	3%	$3,898,333		$3,773,884		3%
Loans:
Consumer, excluding credit card loans	408,769		408,204		311,433	311,375		313,796		—	30	408,769		313,796		30
Credit card loans	196,935		191,348		180,079	185,175		170,462		3	16	196,935		170,462		16
Wholesale loans	704,355		700,517		637,384	639,097		628,375		1	12	704,355		628,375		12
Total loans	1,310,059		1,300,069		1,128,896	1,135,647		1,112,633		1	18	1,310,059		1,112,633		18

Deposits:
U.S. offices:
Noninterest-bearing	651,240		656,778		663,772	644,902		688,292		(1)	(5)	651,240		688,292		(5)
Interest-bearing	1,295,609		1,311,893		1,290,614	1,276,346		1,304,012		(1)	(1)	1,295,609		1,304,012		(1)
Non-U.S. offices:
Noninterest-bearing	22,410		24,268		25,071	27,005		26,629		(8)	(16)	22,410		26,629		(16)
Interest-bearing	410,267		406,023		397,796	391,926		389,682		1	5	410,267		389,682		5
Total deposits	2,379,526		2,398,962		2,377,253	2,340,179		2,408,615		(1)	(1)	2,379,526		2,408,615		(1)

Long-term debt	362,793	(e)	364,078	(e)	295,489	295,865		287,473		—	26	362,793	(e)	287,473		26
Common stockholders’ equity	289,967		285,112		275,678	264,928		255,180		2	14	289,967		255,180		14
Total stockholders’ equity	317,371		312,516		303,082	292,332		288,018		2	10	317,371		288,018		10

Loans-to-deposits ratio	55%		54%		47%	49%		46%				55%		46%

Headcount	308,669	(f)	300,066		296,877	293,723		288,474		3	7	308,669	(f)	288,474		7

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR (a)	$41		$47		$47	$61		$54		(13)	(24)

LINE OF BUSINESS NET REVENUE (b)
Consumer & Community Banking	$18,362		$17,233		$16,456	$15,793	(h)	$14,281	(h)	7	29	$52,051		$39,021	(h)	33
Corporate & Investment Bank	11,730		12,519		13,600	10,598	(h)	11,925	(h)	(6)	(2)	37,849		37,504	(h)	1
Commercial Banking	4,031		3,988		3,511	3,404		3,048		1	32	11,530		8,129		42
Asset & Wealth Management	5,005		4,943		4,784	4,588		4,539		1	10	14,732		13,160		12
Corporate	1,558		3,718		985	1,183		(302)		(58)	NM	6,261		(1,103)		NM
TOTAL NET REVENUE	$40,686		$42,401		$39,336	$35,566		$33,491		(4)	21	$122,423		$96,711		27

LINE OF BUSINESS NET INCOME/(LOSS)
Consumer & Community Banking	$5,895		$5,306		$5,243	$4,556		$4,344		11	36	$16,444		$10,360		59
Corporate & Investment Bank	3,092		4,092		4,421	3,314		3,522		(24)	(12)	11,605		11,611		—
Commercial Banking	1,935		1,208		1,347	1,423		946		60	105	4,490		2,790		61
Asset & Wealth Management	1,417		1,226		1,367	1,134		1,219		16	16	4,010		3,231		24
Corporate	812		2,640		244	581		(294)		(69)	NM	3,696		(1,324)		NM
NET INCOME	$13,151		$14,472		$12,622	$11,008		$9,737		(9)	35	$40,245		$26,668		51

MEMO: SELECTED FIRMWIDE METRICS
Wealth Management (c)
Client assets (in billions)	$2,929	(g)	$2,862	(g)	$2,594	$2,438		$2,302		2	27	$2,929	(g)	$2,302		27
Number of client advisors	8,867		8,367		8,314	8,166		8,127		6	9	8,867		8,127		9

J.P.Morgan Payments (d)
Total net revenue	4,504		4,729		4,458	4,423		3,762		(5)	20	13,691		9,487		44

Merchant processing volume (in billions)	610.1		600.1		558.8	583.2		545.4		2	12	1,769.0		1,575.2		12
Average deposits (in billions)	702		720		707	732		748		(3)	(6)	710		794		(11)

On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic Bank from the FDIC. Refer to page 30 for additional information.
(a)Refer to Corporate & Investment Bank VaR on page 18 for further information.
(b)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(c)Consists of Global Private Bank in AWM and client investment assets in J.P.Morgan Wealth Management in CCB.
(d)Predominantly in CIB and CB. Total net revenue includes certain revenues that are reported as investment banking product revenue in CB, excludes the net impact of equity investments.
(e)Included a five-year $50 billion Purchase Money Note issued to the FDIC, as well as Federal Home Loan Bank (“FHLB”) advances associated with the First Republic acquisition.
(f)Includes 4,774 individuals associated with First Republic who became employees effective July 2, 2023.
(g) At September 30, 2023 and June 30, 2023, included $140.6 billion and $150.9 billion of client investment assets associated with First Republic, respectively.
(h)In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q23 Change					2023 Change
REVENUE	3Q23	2Q23		1Q23	4Q22	3Q22	2Q23	3Q22	2023		2022	2022
Investment banking fees	$1,722	$1,513		$1,649	$1,418	$1,674	14%	3%	$4,884		$5,268	(7)%
Principal transactions	6,210	6,910		7,615	4,434	5,383	(10)	15	20,735		15,478	34
Lending- and deposit-related fees	2,039	1,828		1,620	1,655	1,731	12	18	5,487		5,443	1
Asset management fees	3,904	3,774		3,465	3,432	3,495	3	12	11,143		10,664	4
Commissions and other fees	1,705	1,739		1,695	1,574	1,574	(2)	8	5,139		5,007	3
Investment securities losses	(669)	(900)		(868)	(874)	(959)	26	30	(2,437)		(1,506)	(62)
Mortgage fees and related income	414	278		221	98	314	49	32	913		1,152	(21)
Card income	1,209	1,094		1,234	1,226	1,086	11	11	3,537		3,194	11
Other income	614	3,292		1,007	1,392	900	(81)	(32)	4,913		2,930	68
Noninterest revenue	17,148	19,528		17,638	14,355	15,198	(12)	13	54,314		47,630	14
Interest income	44,556	41,644		37,004	33,054	25,611	7	74	123,204		59,753	106
Interest expense	21,830	19,865		16,293	12,862	8,093	10	170	57,988		13,235	338
Net interest income	22,726	21,779		20,711	20,192	17,518	4	30	65,216		46,518	40
TOTAL NET REVENUE	39,874	41,307		38,349	34,547	32,716	(3)	22	119,530		94,148	27

Provision for credit losses	1,384	2,899		2,275	2,288	1,537	(52)	(10)	6,558		4,101	60

NONINTEREST EXPENSE
Compensation expense	11,726	11,216		11,676	10,009	10,539	5	11	34,618		31,627	9
Occupancy expense	1,197	1,070		1,115	1,271	1,162	12	3	3,382		3,425	(1)
Technology, communications and equipment expense	2,386	2,267		2,184	2,256	2,366	5	1	6,837		7,102	(4)
Professional and outside services	2,620	2,561		2,448	2,652	2,481	2	6	7,629		7,522	1
Marketing	1,126	1,122		1,045	1,093	1,017	—	11	3,293		2,818	17
Other expense (a)	2,702	2,586		1,639	1,741	1,613	4	68	6,927		4,624	50
TOTAL NONINTEREST EXPENSE	21,757	20,822		20,107	19,022	19,178	4	13	62,686		57,118	10
Income before income tax expense	16,733	17,586		15,967	13,237	12,001	(5)	39	50,286		32,929	53
Income tax expense	3,582	3,114	(d)	3,345	2,229	2,264	15	58	10,041	(d)	6,261	60
NET INCOME	$13,151	$14,472		$12,622	$11,008	$9,737	(9)	35	$40,245		$26,668	51

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$4.33	$4.76		$4.11	$3.58	$3.13	(9)	38	$13.20		$8.53	55
Diluted earnings per share	4.33	4.75		4.10	3.57	3.12	(9)	39	13.18		8.51	55

FINANCIAL RATIOS
Return on common equity (b)	18%	20%		18%	16%	15%			19%		14%
Return on tangible common equity (b)(c)	22	25		23	20	18			23		17
Return on assets (b)	1.36	1.51		1.38	1.16	1.01			1.42		0.92
Effective income tax rate	21.4	17.7	(d)	20.9	16.8	18.9			20.0		19.0
Overhead ratio	55	50		52	55	59			52		61

On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic Bank from the FDIC. Refer to page 30 for additional information.
(a)Included Firmwide legal expense of $665 million, $420 million, $176 million, $27 million and $47 million for the three months ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, respectively, and $1,261 million and $239 million for the nine months ended September 30, 2023 and September 30, 2022 respectively.
(b)Ratios are based upon annualized amounts.
(c)Refer to page 29 for further discussion of ROTCE.
(d)Income taxes associated with the First Republic acquisition are reflected in the estimated bargain purchase gain, resulting in a reduction in the Firm’s effective tax rate of 3.4 percentage points in the second quarter of 2023.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
								Sep 30, 2023
								Change
	Sep 30,		Jun 30,		Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2023		2023		2023	2022	2022	2023	2022
ASSETS
Cash and due from banks	$24,921		$26,064		$25,098	$27,697	$24,654	(4)%	1%
Deposits with banks	486,448		469,059		520,902	539,537	619,533	4	(21)
Federal funds sold and securities purchased under
resale agreements	350,059		325,628		317,111	315,592	301,878	8	16
Securities borrowed	188,279		163,563		195,917	185,369	193,216	15	(3)
Trading assets:
Debt and equity instruments	534,923		572,779		519,618	382,919	413,953	(7)	29
Derivative receivables	67,070		64,217		59,274	70,880	92,534	4	(28)
Available-for-sale (“AFS”) securities	197,119		203,262		197,248	205,857	188,140	(3)	5
Held-to-maturity (”HTM”) securities	388,261		408,941		412,827	425,305	430,106	(5)	(10)
Investment securities, net of allowance for credit losses	585,380		612,203		610,075	631,162	618,246	(4)	(5)
Loans	1,310,059		1,300,069		1,128,896	1,135,647	1,112,633	1	18
Less: Allowance for loan losses	21,946	(a)	21,980	(a)	20,053	19,726	18,185	—	21
Loans, net of allowance for loan losses	1,288,113		1,278,089		1,108,843	1,115,921	1,094,448	1	18
Accrued interest and accounts receivable	127,752		111,561		115,316	125,189	143,905	15	(11)
Premises and equipment	29,677		29,493		28,266	27,734	27,199	1	9
Goodwill, MSRs and other intangible assets	64,910		64,238		62,090	60,859	60,806	1	7
Other assets	150,801		151,346		181,795	182,884	183,512	—	(18)
TOTAL ASSETS	$3,898,333		$3,868,240		$3,744,305	$3,665,743	$3,773,884	1	3

LIABILITIES
Deposits	$2,379,526		$2,398,962		$2,377,253	$2,340,179	$2,408,615	(1)	(1)
Federal funds purchased and securities loaned or sold
under repurchase agreements	268,750		266,272		246,396	202,613	239,939	1	12
Short-term borrowings	45,470		41,022		42,241	44,027	47,866	11	(5)
Trading liabilities:
Debt and equity instruments	165,494		132,264		145,153	126,835	133,175	25	24
Derivative payables	41,963		46,545		44,711	51,141	56,703	(10)	(26)
Accounts payable and other liabilities	292,070		286,934		275,077	300,141	300,016	2	(3)
Beneficial interests issued by consolidated VIEs	24,896		19,647		14,903	12,610	12,079	27	106
Long-term debt	362,793	(b)	364,078	(b)	295,489	295,865	287,473	—	26
TOTAL LIABILITIES	3,580,962		3,555,724		3,441,223	3,373,411	3,485,866	1	3

STOCKHOLDERS’ EQUITY
Preferred stock	27,404		27,404		27,404	27,404	32,838	—	(17)
Common stock	4,105		4,105		4,105	4,105	4,105	—	—
Additional paid-in capital	89,899		89,578		89,155	89,044	88,865	—	1
Retained earnings	327,044		317,359		306,208	296,456	288,776	3	13
Accumulated other comprehensive income/(loss) (“AOCI”)	(17,104)		(14,290)		(14,418)	(17,341)	(19,134)	(20)	11
Treasury stock, at cost	(113,977)		(111,640)		(109,372)	(107,336)	(107,432)	(2)	(6)
TOTAL STOCKHOLDERS’ EQUITY	317,371		312,516		303,082	292,332	288,018	2	10
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,898,333		$3,868,240		$3,744,305	$3,665,743	$3,773,884	1	3

On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic Bank from the FDIC. Refer to page 30 for additional information.
(a)Includes an addition to the allowance for loan losses of $1.1 billion associated with the First Republic acquisition.
(b)Includes a five-year $50 billion Purchase Money Note issued to the FDIC, as well as FHLB advances associated with the First Republic acquisition.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q23 Change				2023 Change
AVERAGE BALANCES	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23	3Q22	2023	2022	2022
ASSETS
Deposits with banks	$456,954	$495,018	$505,662	$595,631	$652,321	(8)%	(30)%	$485,700	$696,096	(30)%
Federal funds sold and securities purchased under resale agreements	309,848	326,563	313,187	306,173	322,053	(5)	(4)	316,520	307,478	3
Securities borrowed	188,279	191,393	192,843	192,412	204,479	(2)	(8)	190,822	209,932	(9)
Trading assets - debt instruments	383,576	391,945	357,682	302,825	283,414	(2)	35	377,829	276,464	37
Investment securities	606,593	611,552	622,050	625,388	647,165	(1)	(6)	613,342	663,622	(8)
Loans	1,306,322	1,238,237	1,129,624	1,126,002	1,112,761	5	17	1,225,375	1,091,663	12
All other interest-earning assets (a)	80,156	89,072	95,709	116,640	122,756	(10)	(35)	88,255	132,135	(33)
Total interest-earning assets	3,331,728	3,343,780	3,216,757	3,265,071	3,344,949	—	—	3,297,843	3,377,390	(2)
Trading assets - equity and other instruments	173,998	169,558	152,081	126,138	129,221	3	35	165,292	145,712	13
Trading assets - derivative receivables	66,972	63,339	64,526	78,476	83,950	6	(20)	64,955	78,650	(17)
All other noninterest-earning assets	267,079	274,711	276,613	285,586	284,127	(3)	(6)	272,766	284,904	(4)
TOTAL ASSETS	$3,839,777	$3,851,388	$3,709,977	$3,755,271	$3,842,247	—	—	$3,800,856	$3,886,656	(2)
LIABILITIES
Interest-bearing deposits	$1,694,758	$1,715,699	$1,670,036	$1,695,233	$1,728,852	(1)	(2)	$1,693,588	$1,766,672	(4)
Federal funds purchased and securities loaned or
sold under repurchase agreements	254,105	263,718	252,310	247,934	239,582	(4)	6	256,717	241,019	7
Short-term borrowings (b)	37,837	35,335	38,763	39,843	45,797	7	(17)	37,308	48,159	(23)
Trading liabilities - debt and all other interest-bearing liabilities (c)	288,007	293,269	277,576	256,533	278,049	(2)	4	286,324	271,891	5
Beneficial interests issued by consolidated VIEs	21,890	15,947	13,483	12,312	11,039	37	98	17,137	10,836	58
Long-term debt	315,267	294,239	249,336	246,978	253,012	7	25	286,522	251,125	14
Total interest-bearing liabilities	2,611,864	2,618,207	2,501,504	2,498,833	2,556,331	—	2	2,577,596	2,589,702	—
Noninterest-bearing deposits	660,983	671,715	650,443	684,921	716,518	(2)	(8)	661,086	730,816	(10)
Trading liabilities - equity and other instruments	29,508	28,513	29,769	35,415	36,985	3	(20)	29,262	40,415	(28)
Trading liabilities - derivative payables	46,754	46,934	49,357	56,988	56,994	—	(18)	47,672	57,523	(17)
All other noninterest-bearing liabilities	178,466	180,730	180,303	191,929	189,637	(1)	(6)	179,826	183,988	(2)
TOTAL LIABILITIES	3,527,575	3,546,099	3,411,376	3,468,086	3,556,465	(1)	(1)	3,495,442	3,602,444	(3)
Preferred stock	27,404	27,404	27,404	28,415	32,838	—	(17)	27,404	33,065	(17)
Common stockholders’ equity	284,798	277,885	271,197	258,770	252,944	2	13	278,010	251,147	11
TOTAL STOCKHOLDERS’ EQUITY	312,202	305,289	298,601	287,185	285,782	2	9	305,414	284,212	7
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,839,777	$3,851,388	$3,709,977	$3,755,271	$3,842,247	—	—	$3,800,856	$3,886,656	(2)

AVERAGE RATES (d)
INTEREST-EARNING ASSETS
Deposits with banks	4.58%	4.20%	3.87%	3.14%	1.83%			4.21%	0.83%
Federal funds sold and securities purchased under resale agreements	5.06	4.63	4.06	2.95	1.74			4.58	1.02
Securities borrowed	4.39	3.91	3.61	2.84	1.50			3.97	0.55
Trading assets - debt instruments	4.32	4.12	4.15	3.75	3.36			4.20	3.01
Investment securities	3.23	3.01	2.79	2.36	1.84			3.01	1.59
Loans	6.79	6.59	6.37	5.83	5.00			6.60	4.45
All other interest-earning assets (a)	9.42	8.85	7.50	5.76	3.57			8.54	2.09
Total interest-earning assets	5.32	5.01	4.68	4.03	3.05			5.01	2.38

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	2.53	2.24	1.85	1.37	0.73			2.21	0.32
Federal funds purchased and securities loaned or
sold under repurchase agreements	5.50	5.17	4.51	3.15	1.98			5.07	0.97
Short-term borrowings (b)	5.38	4.87	4.40	3.60	1.98			4.88	1.07
Trading liabilities - debt and all other interest-bearing liabilities (c)	3.39	3.25	2.88	2.38	1.49			3.18	0.84
Beneficial interests issued by consolidated VIEs	5.38	4.95	4.43	3.74	2.24			5.00	1.36
Long-term debt	5.33	5.28	5.39	4.87	3.77			5.33	2.68
Total interest-bearing liabilities	3.32	3.04	2.64	2.04	1.26			3.01	0.68

INTEREST RATE SPREAD	2.00	1.97	2.04	1.99	1.79			2.00	1.70
NET YIELD ON INTEREST-EARNING ASSETS	2.72	2.62	2.63	2.47	2.09			2.66	1.85
Memo: Net yield on interest-earning assets excluding Markets (e)	3.89	3.83	3.80	3.41	2.81			3.84	2.34
(a) Includes brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets, on the Consolidated Balance Sheets.
(b)    Includes commercial paper.
(c)    All other interest-bearing liabilities include brokerage-related customer payables.
(d)    Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.
(e)    Net yield on interest-earning assets excluding Markets is a non-GAAP financial measure. Refer to page 29 for further discussion of this measure.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. Refer to the notes on Non-GAAP Financial Measures on page 29 for additional information on managed basis.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q23 Change				2023 Change
	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23	3Q22	2023	2022	2022
OTHER INCOME
Other income - reported	$614	$3,292	$1,007	$1,392	$900	(81)%	(32)%	$4,913	$2,930	68%
Fully taxable-equivalent adjustments (a)	682	990	867	898	663	(31)	3	2,539	2,250	13
Other income - managed	$1,296	$4,282	$1,874	$2,290	$1,563	(70)	(17)	$7,452	$5,180	44

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$17,148	$19,528	$17,638	$14,355	$15,198	(12)	13	$54,314	$47,630	14
Fully taxable-equivalent adjustments	682	990	867	898	663	(31)	3	2,539	2,250	13
Total noninterest revenue - managed	$17,830	$20,518	$18,505	$15,253	$15,861	(13)	12	$56,853	$49,880	14

NET INTEREST INCOME
Net interest income - reported	$22,726	$21,779	$20,711	$20,192	$17,518	4	30	$65,216	$46,518	40
Fully taxable-equivalent adjustments (a)	130	104	120	121	112	25	16	354	313	13
Net interest income - managed	$22,856	$21,883	$20,831	$20,313	$17,630	4	30	$65,570	$46,831	40

TOTAL NET REVENUE
Total net revenue - reported	$39,874	$41,307	$38,349	$34,547	$32,716	(3)	22	$119,530	$94,148	27
Fully taxable-equivalent adjustments	812	1,094	987	1,019	775	(26)	5	2,893	2,563	13
Total net revenue - managed	$40,686	$42,401	$39,336	$35,566	$33,491	(4)	21	$122,423	$96,711	27

PRE-PROVISION PROFIT
Pre-provision profit - reported	$18,117	$20,485	$18,242	$15,525	$13,538	(12)	34	$56,844	$37,030	54
Fully taxable-equivalent adjustments	812	1,094	987	1,019	775	(26)	5	2,893	2,563	13
Pre-provision profit - managed	$18,929	$21,579	$19,229	$16,544	$14,313	(12)	32	$59,737	$39,593	51

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$16,733	$17,586	$15,967	$13,237	$12,001	(5)	39	$50,286	$32,929	53
Fully taxable-equivalent adjustments	812	1,094	987	1,019	775	(26)	5	2,893	2,563	13
Income before income tax expense - managed	$17,545	$18,680	$16,954	$14,256	$12,776	(6)	37	$53,179	$35,492	50

INCOME TAX EXPENSE
Income tax expense - reported	$3,582	$3,114	$3,345	$2,229	$2,264	15	58	$10,041	$6,261	60
Fully taxable-equivalent adjustments	812	1,094	987	1,019	775	(26)	5	2,893	2,563	13
Income tax expense - managed	$4,394	$4,208	$4,332	$3,248	$3,039	4	45	$12,934	$8,824	47

OVERHEAD RATIO
Overhead ratio - reported	55%	50%	52%	55%	59%			52%	61%
Overhead ratio - managed	53	49	51	53	57			51	59

(a)Predominantly recognized in CIB, CB and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q23 Change					2023 Change
	3Q23	2Q23	1Q23	4Q22		3Q22		2Q23	3Q22	2023	2022		2022
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$18,362	$17,233	$16,456	$15,793	(a)	$14,281	(a)	7%	29%	$52,051	$39,021	(a)	33%
Corporate & Investment Bank	11,730	12,519	13,600	10,598	(a)	11,925	(a)	(6)	(2)	37,849	37,504	(a)	1
Commercial Banking	4,031	3,988	3,511	3,404		3,048		1	32	11,530	8,129		42
Asset & Wealth Management	5,005	4,943	4,784	4,588		4,539		1	10	14,732	13,160		12
Corporate	1,558	3,718	985	1,183		(302)		(58)	NM	6,261	(1,103)		NM
TOTAL NET REVENUE	$40,686	$42,401	$39,336	$35,566		$33,491		(4)	21	$122,423	$96,711		27

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$9,105	$8,313	$8,065	$7,912	(a)	$7,983	(a)	10	14	$25,483	$23,296	(a)	9
Corporate & Investment Bank	7,443	6,894	7,483	6,495	(a)	6,682	(a)	8	11	21,820	20,855	(a)	5
Commercial Banking	1,375	1,300	1,308	1,254		1,180		6	17	3,983	3,465		15
Asset & Wealth Management	3,138	3,163	3,091	3,022		3,028		(1)	4	9,392	8,807		7
Corporate	696	1,152	160	339		305		(40)	128	2,008	695		189
TOTAL NONINTEREST EXPENSE	$21,757	$20,822	$20,107	$19,022		$19,178		4	13	$62,686	$57,118		10

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$9,257	$8,920	$8,391	$7,881		$6,298		4	47	$26,568	$15,725		69
Corporate & Investment Bank	4,287	5,625	6,117	4,103		5,243		(24)	(18)	16,029	16,649		(4)
Commercial Banking	2,656	2,688	2,203	2,150		1,868		(1)	42	7,547	4,664		62
Asset & Wealth Management	1,867	1,780	1,693	1,566		1,511		5	24	5,340	4,353		23
Corporate	862	2,566	825	844		(607)		(66)	NM	4,253	(1,798)		NM
PRE-PROVISION PROFIT	$18,929	$21,579	$19,229	$16,544		$14,313		(12)	32	$59,737	$39,593		51

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$1,446	$1,862	$1,402	$1,845		$529		(22)	173	$4,710	$1,968		139
Corporate & Investment Bank	(185)	38	58	141		513		NM	NM	(89)	1,017		NM
Commercial Banking	90	1,097	417	284		618		(92)	(85)	1,604	984		63
Asset & Wealth Management	(13)	145	28	32		(102)		NM	87	160	96		67
Corporate	46	(243)	370	(14)		(21)		NM	NM	173	36		381
PROVISION FOR CREDIT LOSSES	$1,384	$2,899	$2,275	$2,288		$1,537		(52)	(10)	$6,558	$4,101		60

NET INCOME/(LOSS)
Consumer & Community Banking	$5,895	$5,306	$5,243	$4,556		$4,344		11	36	$16,444	$10,360		59
Corporate & Investment Bank	3,092	4,092	4,421	3,314		3,522		(24)	(12)	11,605	11,611		—
Commercial Banking	1,935	1,208	1,347	1,423		946		60	105	4,490	2,790		61
Asset & Wealth Management	1,417	1,226	1,367	1,134		1,219		16	16	4,010	3,231		24
Corporate	812	2,640	244	581		(294)		(69)	NM	3,696	(1,324)		NM
TOTAL NET INCOME	$13,151	$14,472	$12,622	$11,008		$9,737		(9)	35	$40,245	$26,668		51

(a) In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Sep 30, 2023
							Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,		Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,				2023 Change
	2023		2023	2023	2022	2022	2023	2022	2023		2022	2022
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$241,825	(c)	$235,827	$227,144	$218,934	$209,661	3%	15%
Tier 1 capital	268,573	(c)	262,585	253,837	245,631	236,363	2	14
Total capital	300,855	(c)	295,281	286,398	277,769	268,076	2	12
Risk-weighted assets	1,693,420	(c)	1,706,927	1,647,363	1,653,538	1,678,498	(1)	1
CET1 capital ratio	14.3%	(c)	13.8%	13.8%	13.2%	12.5%
Tier 1 capital ratio	15.9	(c)	15.4	15.4	14.9	14.1
Total capital ratio	17.8	(c)	17.3	17.4	16.8	16.0

Advanced
CET1 capital	$241,825	(c)	$235,827	$227,144	$218,934	$209,661	3	15
Tier 1 capital	268,573	(c)	262,585	253,837	245,631	236,363	2	14
Total capital	287,548	(c)	281,953	273,122	264,583	256,157	2	12
Risk-weighted assets	1,671,770	(c)	1,694,714	1,633,774	1,609,773	1,609,968	(1)	4
CET1 capital ratio	14.5%	(c)	13.9%	13.9%	13.6%	13.0%
Tier 1 capital ratio	16.1	(c)	15.5	15.5	15.3	14.7
Total capital ratio	17.2	(c)	16.6	16.7	16.4	15.9

Leverage-based capital metrics
Adjusted average assets (b)	$3,785,634	(c)	$3,796,579	$3,656,598	$3,703,873	$3,791,804	—	—
Tier 1 leverage ratio	7.1%	(c)	6.9%	6.9%	6.6%	6.2%

Total leverage exposure	$4,498,879	(c)	$4,492,761	$4,327,863	$4,367,092	$4,460,636	—	1
SLR	6.0%	(c)	5.8%	5.9%	5.6%	5.3%

Total Loss-Absorbing Capacity (“TLAC”)
Eligible external TLAC	$496,174	(c)	$493,760	$488,245	$486,044	$473,241	—	5

MEMO: CET1 CAPITAL ROLLFORWARD
Standardized/Advanced CET1 capital, beginning balance	$235,827		$227,144	$218,934	$209,661	$207,436	4	14	$218,934		$213,942	2%
Net income applicable to common equity	12,765		14,099	12,266	10,652	9,305	(9)	37	39,130		25,429	54
Dividends declared on common stock	(3,080)		(2,948)	(2,963)	(2,972)	(2,974)	(4)	(4)	(8,991)		(8,921)	(1)
Net purchase of treasury stock	(2,337)		(2,268)	(2,036)	96	58	(3)	NM	(6,641)		(2,017)	(229)
Changes in additional paid-in capital	321		423	111	179	251	(24)	28	855		450	90
Changes related to AOCI applicable to capital:
Unrealized gains/(losses) on investment securities	(1,950)		757	2,212	1,865	(2,145)	NM	9	1,019		(13,629)	NM
Translation adjustments, net of hedges	(340)		70	197	711	(581)	NM	41	(73)		(1,322)	94
Fair value hedges	(5)		11	(21)	(101)	38	NM	NM	(15)		199	NM
Defined benefit pension and other postretirement employee benefit plans	(21)		(6)	(55)	(324)	(1,004)	(250)	98	(82)		(917)	91
Changes related to other CET1 capital adjustments	645	(c)	(1,455)	(1,501)	(833)	(723)	NM	NM	(2,311)	(c)	(3,553)	35
Change in Standardized/Advanced CET1 capital	5,998	(c)	8,683	8,210	9,273	2,225	(31)	170	22,891	(c)	(4,281)	NM
Standardized/Advanced CET1 capital, ending balance	$241,825	(c)	$235,827	$227,144	$218,934	$209,661	3	15	$241,825	(c)	$209,661	15

(a)The capital metrics reflect the CECL capital transition provisions. Beginning January 1, 2022, the $2.9 billion CECL capital benefit is being phased out at 25% per year over a three-year period. As of September 30, 2023, June 30, 2023 and March 31, 2023, CET1 capital reflected the remaining $1.4 billion CECL benefit; as of December 31, 2022 and September 30, 2022, CET1 capital reflected a $2.2 billion benefit. Refer to Capital Risk Management on pages 48-53 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023 and pages 86-96 of the Firm’s 2022 Form 10-K for additional information.
(b)Adjusted average assets, for purposes of calculating the leverage ratios, includes quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill, inclusive of estimated equity method goodwill, and other intangible assets.
(c)Estimated.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS, CONTINUED
(in millions, except ratio data)

						Sep 30, 2023
						Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,			2023 Change
	2023	2023	2023	2022	2022	2023	2022	2023	2022	2022
TANGIBLE COMMON EQUITY (period-end) (a)
Common stockholders’ equity	$289,967	$285,112	$275,678	$264,928	$255,180	2%	14%
Less: Goodwill	52,492	52,380	52,144	51,662	51,461	—	2
Less: Other intangible assets	3,309	3,629	2,191	1,224	1,205	(9)	175
Add: Certain deferred tax liabilities (b)	3,025	3,097	2,754	2,510	2,509	(2)	21
Total tangible common equity	$237,191	$232,200	$224,097	$214,552	$205,023	2	16

TANGIBLE COMMON EQUITY (average) (a)
Common stockholders’ equity	$284,798	$277,885	$271,197	$258,770	$252,944	2	13	$278,010	$251,147	11%
Less: Goodwill	52,427	52,342	51,716	51,586	51,323	—	2	52,164	50,739	3
Less: Other intangible assets	3,511	2,191	1,296	1,217	1,208	60	191	2,342	1,076	118
Add: Certain deferred tax liabilities (b)	3,080	2,902	2,549	2,508	2,512	6	23	2,846	2,504	14
Total tangible common equity	$231,940	$226,254	$220,734	$208,475	$202,925	3	14	$226,350	$201,836	12

INTANGIBLE ASSETS (period-end)
Goodwill	$52,492	$52,380	$52,144	$51,662	$51,461	—	2
Mortgage servicing rights	9,109	8,229	7,755	7,973	8,140	11	12
Other intangible assets	3,309	3,629	2,191	1,224	1,205	(9)	175
Total intangible assets	$64,910	$64,238	$62,090	$60,859	$60,806	1	7

(a)Refer to page 29 for further discussion of TCE.
(b)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q23 Change				2023 Change
	3Q23		2Q23	1Q23	4Q22	3Q22	2Q23	3Q22	2023	2022	2022
EARNINGS PER SHARE
Basic earnings per share
Net income	$13,151		$14,472	$12,622	$11,008	$9,737	(9)%	35%	$40,245	$26,668	51%
Less: Preferred stock dividends	386		373	356	356	432	3	(11)	1,115	1,239	(10)
Net income applicable to common equity	12,765		14,099	12,266	10,652	9,305	(9)	37	39,130	25,429	54
Less: Dividends and undistributed earnings allocated to
participating securities	80		88	73	54	50	(9)	60	241	134	80
Net income applicable to common stockholders	$12,685		$14,011	$12,193	$10,598	$9,255	(9)	37	$38,889	$25,295	54

Total weighted-average basic shares outstanding	2,927.5		2,943.8	2,968.5	2,962.9	2,961.2	(1)	(1)	2,946.6	2,966.8	(1)
Net income per share	$4.33		$4.76	$4.11	$3.58	$3.13	(9)	38	$13.20	$8.53	55

Diluted earnings per share
Net income applicable to common stockholders	$12,685		$14,011	$12,193	$10,598	$9,255	(9)	37	$38,889	$25,295	54
Total weighted-average basic shares outstanding	2,927.5		2,943.8	2,968.5	2,962.9	2,961.2	(1)	(1)	2,946.6	2,966.8	(1)
Add: Dilutive impact of unvested performance share units (“PSUs”), nondividend-earning restricted stock units (“RSUs”) and stock appreciation rights (“SARs”)	4.6		4.5	4.2	4.2	4.2	2	10	4.4	4.1	7
Total weighted-average diluted shares outstanding	2,932.1		2,948.3	2,972.7	2,967.1	2,965.4	(1)	(1)	2,951.0	2,970.9	(1)
Net income per share	$4.33		$4.75	$4.10	$3.57	$3.12	(9)	39	$13.18	$8.51	55

COMMON DIVIDENDS
Cash dividends declared per share	$1.05	(c)	$1.00	$1.00	$1.00	$1.00	5	5	$3.05	$3.00	2
Dividend payout ratio	24%		21%	24%	28%	32%			23%	35%

COMMON SHARE REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	15.6		16.7	22.0	—	—	(7)	NM	54.3	23.1	135
Average price paid per share of common stock	$151.46		$137.20	$133.67	$—	$—	10	NM	$139.87	$135.20	3
Aggregate repurchases of common stock	2,364		2,293	2,940	—	—	3	NM	7,597	3,122	143

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	0.6		0.5	10.0	1.2	0.6	20	—	11.1	12.1	(8)
Net impact of employee issuances on stockholders’ equity (b)	$368		$467	$1,028	$273	$304	(21)	21	$1,863	$1,545	21

(a)The Firm is authorized to purchase up to $30 billion of common shares under its current repurchase program. In the second half of 2022, as a result of the expected increases in regulatory capital requirements, the Firm temporarily suspended share repurchases. In the first quarter of 2023, the Firm resumed repurchasing shares under its common share repurchase program.
(b)The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of SARs.
(c)On September 19, 2023, the Board of Directors declared a quarterly common stock dividend of $1.05 per share.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS											NINE MONTHS ENDED SEPTEMBER 30,
										3Q23 Change						2023 Change
	3Q23		2Q23		1Q23	4Q22		3Q22		2Q23	3Q22	2023		2022		2022
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$836		$841		$823	$834		$822		(1)%	2%	$2,500		$2,482		1%
Asset management fees	891	(d)	816	(d)	676	662		662		9	35	2,383	(d)	2,072		15
Mortgage fees and related income	417		274		223	90		313		52	33	914		1,146		(20)
Card income	626		483		739	694	(f)	613	(f)	30	2	1,848		1,775	(f)	4
All other income (a)	1,212	(d)	1,129	(d)	1,162	1,189	(f)	1,302	(f)	7	(7)	3,503	(d)	3,942	(f)	(11)
Noninterest revenue	3,982		3,543		3,623	3,469		3,712		12	7	11,148		11,417		(2)
Net interest income	14,380	(d)	13,690	(d)	12,833	12,324		10,569		5	36	40,903	(d)	27,604		48
TOTAL NET REVENUE	18,362		17,233		16,456	15,793		14,281		7	29	52,051		39,021		33

Provision for credit losses	1,446	(d)	1,862	(d)	1,402	1,845		529		(22)	173	4,710	(d)	1,968		139

NONINTEREST EXPENSE
Compensation expense	3,975		3,628		3,545	3,339		3,345		10	19	11,148		9,753		14
Noncompensation expense (b)	5,130		4,685		4,520	4,573	(f)	4,638	(f)	9	11	14,335		13,543	(f)	6
TOTAL NONINTEREST EXPENSE	9,105	(d)	8,313	(d)	8,065	7,912		7,983		10	14	25,483	(d)	23,296		9

Income before income tax expense	7,811		7,058		6,989	6,036		5,769		11	35	21,858		13,757		59
Income tax expense	1,916		1,752		1,746	1,480	(f)	1,425	(f)	9	34	5,414		3,397	(f)	59
NET INCOME	$5,895		$5,306		$5,243	$4,556		$4,344		11	36	$16,444		$10,360		59

REVENUE BY LINE OF BUSINESS
Banking & Wealth Management	$11,345	(e)	$10,936	(e)	$10,041	$9,582	(f)	$7,960	(f)	4	43	$32,322	(e)	$20,477	(f)	58
Home Lending	1,252	(e)	1,007	(e)	720	584		920		24	36	2,979	(e)	3,090		(4)
Card Services & Auto	5,765		5,290		5,695	5,627		5,401		9	7	16,750		15,454		8

MORTGAGE FEES AND RELATED INCOME DETAILS
Production revenue	162		102		75	43		93		59	74	339		454		(25)
Net mortgage servicing revenue (c)	255		172		148	47		220		48	16	575		692		(17)
Mortgage fees and related income	$417		$274		$223	$90		$313		52	33	$914		$1,146		(20)

FINANCIAL RATIOS
ROE	41%		38%		40%	35%		34%	(f)			40%		27%
Overhead ratio	50		48		49	50		56				49		60

(a)Primarily includes operating lease income and commissions and other fees. For the three months ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, operating lease income was $685 million, $704 million, $741 million, $777 million and $854 million, respectively, and $2.1 billion and $2.8 billion for the nine months ended September 30, 2023 and 2022 , respectively.
(b)Included depreciation expense on leased assets of $458 million, $445 million, $407 million, $463 million and $605 million for the three months ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, respectively, and $1.3 billion and $2.0 billion for the nine months ended September 30, 2023 and 2022, respectively.
(c)Included MSR risk management results of $111 million, $25 million, $(12) million, $(98) million and $54 million for the three months ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, respectively, and $124 million and $191 million for the nine months ended September 30, 2023 and 2022 , respectively.
(d)Includes First Republic. Refer to page 30 for additional information.
(e)Banking & Wealth Management and Home Lending included revenue associated with First Republic of $1.0 billion and $351 million, respectively, for the three months ended September 30, 2023, $596 million and $235 million, respectively, for the three months ended June 30, 2023, and $1.6 billion and $586 million, respectively, for the nine months ended September 30, 2023.
(f)In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q23 Change					2023 Change
	3Q23		2Q23		1Q23	4Q22	3Q22	2Q23	3Q22	2023		2022	2022
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$626,196		$620,193		$506,382	$514,085	$500,752	1%	25%	$626,196		$500,752	25%

Loans:
Banking & Wealth Management (a)	30,574	(d)	30,959	(d)	28,038	29,008	30,230	(1)	1	30,574	(d)	30,230	1
Home Lending (b)	261,858	(d)	262,432	(d)	172,058	172,554	174,618	—	50	261,858	(d)	174,618	50
Card Services	196,955		191,353		180,079	185,175	170,462	3	16	196,955		170,462	16
Auto	74,831		73,587		69,556	68,191	67,201	2	11	74,831		67,201	11
Total loans	564,218		558,331		449,731	454,928	442,511	1	28	564,218		442,511	28

Deposits	1,136,884	(e)	1,173,514	(e)	1,147,474	1,131,611	1,173,241	(3)	(3)	1,136,884	(e)	1,173,241	(3)
Equity	55,500		55,500		52,000	50,000	50,000	—	11	55,500		50,000	11

SELECTED BALANCE SHEET DATA (average)
Total assets	$622,760		$576,417		$506,775	$504,859	$498,858	8	25	$569,076		$494,704	15

Loans:
Banking & Wealth Management	30,686	(f)	30,628	(f)	28,504	29,412	30,788	—	—	29,947	(f)	32,264	(7)
Home Lending (c)	264,041	(f)	229,569	(f)	172,124	174,487	176,852	15	49	222,248	(f)	176,891	26
Card Services	195,245		187,028		180,451	177,026	168,125	4	16	187,629		158,721	18
Auto	74,358		71,083		68,744	67,623	66,979	5	11	71,416		68,258	5
Total loans	564,330		518,308		449,823	448,548	442,744	9	27	511,240		436,134	17

Deposits	1,143,539	(g)	1,157,309	(g)	1,112,967	1,142,523	1,174,227	(1)	(3)	1,138,050	(g)	1,169,474	(3)
Equity	55,500		54,346		52,000	50,000	50,000	2	11	53,962		50,000	8

Headcount	141,125		137,087		135,983	135,347	133,803	3	5	141,125		133,803	5

(a)At September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022 included $129 million, $163 million, $205 million, $350 million and $791 million of loans, respectively, in Business Banking under the Paycheck Protection Program (“PPP”). Refer to pages 108-109 of the Firm’s 2022 Form 10-K for further information on the PPP.
(b)At September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, Home Lending loans held-for-sale and loans at fair value were $4.1 billion, $3.9 billion, $4.2 billion, $3.0 billion and $4.1 billion, respectively.
(c)Average Home Lending loans held-for sale and loans at fair value were $5.7 billion, $5.3 billion, $3.5 billion, $4.5 billion and $5.9 billion for the three months ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, respectively, and $4.8 billion and $8.3 billion for the nine months ended September 30, 2023 and 2022, respectively.
(d)At September 30, 2023, included $3.1 billion and $91.2 billion for Banking & Wealth Management and Home Lending, respectively, and $3.4 billion and $91.3 billion at June 30, 2023, respectively, associated with First Republic.
(e)Includes First Republic. Refer to page 30 for additional information.
(f)Average Banking & Wealth Management and Home Lending loans associated with First Republic were $3.2 billion and $91.1 billion, respectively, for the three months ended September 30, 2023, $2.7 billion and $57.2 billion, respectively, for the three months ended June 30, 2023, and $2.0 billion and $49.8 billion, respectively, for the nine months ended September 30, 2023.
(g)Average deposits associated with First Republic were $66.7 billion and $47.2 billion for the three months ended September 30, 2023 and June 30, 2023, respectively, and $38.2 billion for the nine months ended September 30, 2023.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q23 Change				2023 Change
	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23	3Q22	2023	2022	2022
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)	$3,690	$3,823	$3,835	$3,899	$3,936	(3)%	(6)%	$3,690	$3,936	(6)%
Net charge-offs/(recoveries)
Banking & Wealth Management	88	92	79	95	105	(4)	(16)	259	275	(6)
Home Lending	(16)	(28)	(18)	(33)	(59)	43	73	(62)	(196)	68
Card Services	1,227	1,124	922	725	592	9	107	3,273	1,678	95
Auto	100	63	69	58	41	59	144	232	86	170
Total net charge-offs/(recoveries)	$1,399	$1,251	$1,052	$845	$679	12	106	$3,702	$1,843	101
Net charge-off/(recovery) rate
Banking & Wealth Management (c)	1.14%	1.20%	1.12%	1.28%	1.35%			1.16%	1.14%
Home Lending	(0.02)	(0.05)	(0.04)	(0.08)	(0.14)			(0.04)	(0.16)
Card Services	2.49	2.41	2.07	1.62	1.40			2.33	1.41
Auto	0.53	0.36	0.41	0.34	0.24			0.43	0.17
Total net charge-off/(recovery) rate	0.99	0.98	0.96	0.75	0.62			0.98	0.58

30+ day delinquency rate
Home Lending (d)(e)	0.59%	0.58%	0.81%	0.83%	0.78%			0.59%	0.78%
Card Services	1.94	1.70	1.68	1.45	1.23			1.94	1.23
Auto	1.13	0.92	0.90	1.01	0.75			1.13	0.75

90+ day delinquency rate - Card Services	0.94	0.84	0.83	0.68	0.57			0.94	0.57

Allowance for loan losses
Banking & Wealth Management	$686	$731	$720	$722	$722	(6)	(5)	$686	$722	(5)
Home Lending	573 (f)	777 (f)	427	867	667	(26)	(14)	573 (f)	667	(14)
Card Services	11,901	11,600	11,400	11,200	10,400	3	14	11,901	10,400	14
Auto	742	717	716	715	715	4	4	742	715	4
Total allowance for loan losses	$13,902	$13,825	$13,263 (g)	$13,504	$12,504	1	11	$13,902	$12,504	11

(a)At September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $123 million, $139 million, $164 million, $187 million and $219 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance.
(b)Generally excludes loans that were under payment deferral programs offered in response to the COVID-19 pandemic.
(c)At September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022 included $129 million, $163 million, $205 million, $350 million and $791 million of loans, respectively, under the PPP. Given that PPP loans are guaranteed by the SBA, the Firm does not expect to realize material credit losses on these loans. Refer to pages 108-109 of the Firm’s 2022 Form 10-K for further information on the PPP.
(d)At September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, the principal balance of loans under payment deferral programs offered in response to the COVID-19 pandemic was $89 million, $177 million, $353 million, $449 million and $454 million in Home Lending, respectively. Loans that are performing according to their modified terms are generally not considered delinquent.
(e)At September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, excluded mortgage loans 30 or more days past due and insured by U.S. government agencies of $175 million, $195 million, $219 million, $258 million and $284 million, respectively. These amounts have been excluded based upon the government guarantee.
(f)At September 30, 2023 and June 30, 2023, included $396 million and $377 million allowance, respectively, associated with First Republic.
(g)On January 1, 2023, the Firm adopted the Financial Instruments - Credit Losses: Troubled Debt Restructurings accounting guidance. The adoption of this guidance resulted in a net decrease in the allowance for loan losses of $591 million, driven by residential real estate and credit card. Refer to Credit-related information on pages 27-28, and Note 1 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 for further information.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q23 Change					2023 Change
	3Q23		2Q23		1Q23	4Q22	3Q22	2Q23	3Q22	2023		2022	2022
BUSINESS METRICS
Number of:
Branches	4,863		4,874		4,784	4,787	4,802	—%	1%	4,863		4,802	1%
Active digital customers (in thousands) (a)	66,765	(f)	65,559	(f)	64,998	63,136	61,985	2	8	66,765	(f)	61,985	8
Active mobile customers (in thousands) (b)	53,221	(f)	51,963	(f)	50,933	49,710	48,904	2	9	53,221	(f)	48,904	9

Debit and credit card sales volume (in billions)	$426.3		$424.0		$387.3	$411.1	$395.8	1	8	$1,237.6		$1,144.3	8
Total payments transaction volume (in trillions) (c)	1.5	(f)	1.5	(f)	1.4	1.4	1.4	—	7	4.4	(f)	4.2	5

Banking & Wealth Management
Average deposits	$1,127,807	(g)	$1,142,755	(g)	$1,098,494	$1,126,420	$1,156,933	(1)	(3)	$1,123,126	(g)	$1,152,233	(3)
Deposit margin	2.92%		2.83%		2.78%	2.48%	1.83%			2.84%		1.46%
Business Banking average loans	$19,520		$19,628		$19,884	$20,467	$21,263	(1)	(8)	$19,676		$22,936	(14)
Business Banking origination volume	1,321		1,275		1,027	1,081	977	4	35	3,623		3,201	13
Client investment assets (d)	882,253		892,897		690,819	647,120	615,048	(1)	43	882,253		615,048	43
Number of client advisors	5,424		5,153		5,125	5,029	5,017	5	8	5,424		5,017	8

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$6.8	(h)	$7.3	(h)	$3.6	$4.6	$7.8	(7)	(13)	$17.7	(h)	$33.9	(48)
Correspondent	4.2		3.9		2.1	2.1	4.3	8	(2)	10.2		24.8	(59)
Total mortgage origination volume (e)	$11.0		$11.2		$5.7	$6.7	$12.1	(2)	(9)	$27.9		$58.7	(52)
Third-party mortgage loans serviced (period-end)	637.8		604.5		575.9	584.3	586.7	6	9	637.8		586.7	9
MSR carrying value (period-end)	9.1		8.2		7.7	8.0	8.1	11	12	9.1		8.1	12

Card Services
Sales volume, excluding commercial card (in billions)	$296.2		$294.0		$266.2	$284.8	$272.3	1	9	856.4		779.9	10
Net revenue rate	9.60%		9.11%		10.38%	10.06%	9.92%			9.69%		9.79%
Net yield on average loans	9.54		9.31		9.89	9.78	9.81			9.58		9.76

Auto
Loan and lease origination volume (in billions)	$10.2		$12.0		$9.2	$7.5	$7.5	(15)	36	$31.4		$22.9	37
Average auto operating lease assets	10,701		11,015		11,538	12,333	13,466	(3)	(21)	11,081		14,908	(26)

(a)Users of all web and/or mobile platforms who have logged in within the past 90 days.
(b)Users of all mobile platforms who have logged in within the past 90 days.
(c)Total payments transaction volume includes debit and credit card sales volume and gross outflows of ACH, ATM, teller, wires, BillPay, PayChase, Zelle, person-to-person and checks.
(d)Includes assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager. Refer to AWM segment results on pages 21-23 for additional information. At September 30, 2023 and June 30, 2023, included $140.6 billion and $150.9 billion of client investment assets associated with First Republic, respectively.
(e)Firmwide mortgage origination volume was $13.0 billion, $13.0 billion, $6.8 billion, $8.5 billion and $15.2 billion for the three months ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, respectively, and $32.8 billion and $73.3 billion for the nine months ended September 30, 2023 and 2022, respectively.
(f)Excludes First Republic.
(g)Included $66.7 billion and $47.2 billion for the three months ended September 30, 2023 and June 30, 2023, respectively, and $38.2 billion for the nine months ended September 30, 2023, associated with First Republic.
(h)Included $730 million and $1.1 billion for the three months ended September 30, 2023 and June 30, 2023, respectively, and $1.9 billion for the nine months ended September 30, 2023, associated with First Republic.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q23 Change					2023 Change
	3Q23	2Q23	1Q23	4Q22		3Q22		2Q23	3Q22	2023	2022		2022
INCOME STATEMENT
REVENUE
Investment banking fees (a)	$1,717	$1,557	$1,654	$1,467		$1,762		10%	(3)%	$4,928	$5,462		(10)%
Principal transactions	5,918	6,697	7,408	4,397		5,258		(12)	13	20,023	15,529		29
Lending- and deposit-related fees	556	533	539	548		589		4	(6)	1,628	1,871		(13)
Commissions and other fees	1,174	1,219	1,234	1,200		1,198		(4)	(2)	3,627	3,858		(6)
Card income	374	400	315	353	(d)	293	(d)	(7)	28	1,089	896	(d)	22
All other income	131	396	373	147	(d)	181	(d)	(67)	(28)	900	474	(d)	90
Noninterest revenue	9,870	10,802	11,523	8,112		9,281		(9)	6	32,195	28,090		15
Net interest income	1,860	1,717	2,077	2,486		2,644		8	(30)	5,654	9,414		(40)
TOTAL NET REVENUE (b)	11,730	12,519	13,600	10,598		11,925		(6)	(2)	37,849	37,504		1

Provision for credit losses	(185)	38	58	141		513		NM	NM	(89)	1,017		NM

NONINTEREST EXPENSE
Compensation expense	3,425	3,461	4,085	3,091		3,311		(1)	3	10,971	10,827		1
Noncompensation expense	4,018	3,433	3,398	3,404	(d)	3,371	(d)	17	19	10,849	10,028	(d)	8
TOTAL NONINTEREST EXPENSE	7,443	6,894	7,483	6,495		6,682		8	11	21,820	20,855		5

Income before income tax expense	4,472	5,587	6,059	3,962		4,730		(20)	(5)	16,118	15,632		3
Income tax expense	1,380	1,495	1,638	648	(d)	1,208	(d)	(8)	14	4,513	4,021	(d)	12
NET INCOME	$3,092	$4,092	$4,421	$3,314		$3,522		(24)	(12)	$11,605	$11,611		—

FINANCIAL RATIOS
ROE	11%	15%	16%	12%		13%				14%	14%
Overhead ratio	63	55	55	61		56				58	56	(d)
Compensation expense as percentage of total net revenue	29	28	30	29		28				29	29

REVENUE BY BUSINESS
Investment Banking	$1,613	$1,494	$1,560	$1,389		$1,713		8	(6)	$4,667	$5,121		(9)
Payments	2,094	2,451	2,396	2,120	(d)	2,039	(d)	(15)	3	6,941	5,459	(d)	27
Lending	291	299	267	323		323		(3)	(10)	857	1,054		(19)
Total Banking	3,998	4,244	4,223	3,832		4,075		(6)	(2)	12,465	11,634		7
Fixed Income Markets	4,514	4,567	5,699	3,739		4,469		(1)	1	14,780	14,878		(1)
Equity Markets	2,067	2,451	2,683	1,931		2,302		(16)	(10)	7,201	8,436		(15)
Securities Services	1,212	1,221	1,148	1,159		1,110		(1)	9	3,581	3,329		8
Credit Adjustments & Other (c)	(61)	36	(153)	(63)		(31)		NM	(97)	(178)	(773)		77
Total Markets & Securities Services	7,732	8,275	9,377	6,766		7,850		(7)	(2)	25,384	25,870		(2)
TOTAL NET REVENUE	$11,730	$12,519	$13,600	$10,598		$11,925		(6)	(2)	$37,849	$37,504		1

(a)Includes CB's share of revenue from investment banking products sold to CB clients through the CIB that is subject to a revenue sharing arrangement which is reported as a reduction in All other income.
(b)Includes tax-equivalent adjustments, predominantly due to income tax credits and other tax benefits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; and tax-exempt income from municipal bonds of $643 million, $953 million, $839 million, $854 million and $626 million for the three months ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, respectively, and $2.4 billion and $2.1 billion for the nine months ended September 30, 2023 and 2022, respectively.
(c)Consists primarily of centrally managed credit valuation adjustments (“CVA”), funding valuation adjustments (“FVA”) on derivatives, other valuation adjustments, and certain components of fair value option elected liabilities, which are primarily reported in principal transactions revenue. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.
(d)In the first quarter of 2023, the allocations of revenue and expense to CCB associated with a Merchant Services revenue sharing agreement were discontinued and are now retained in Payments in CIB. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q23 Change				2023 Change
	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23	3Q22	2023	2022	2022
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,446,231	$1,432,054	$1,436,237	$1,334,296	$1,384,618	1%	4%	$1,446,231	$1,384,618	4%
Loans:
Loans retained (a)	194,255	194,450	187,133	187,642	180,604	—	8	194,255	180,604	8
Loans held-for-sale and loans at fair value (b)	39,069	38,959	38,335	42,304	40,357	—	(3)	39,069	40,357	(3)
Total loans	233,324	233,409	225,468	229,946	220,961	—	6	233,324	220,961	6

Equity	108,000	108,000	108,000	103,000	103,000	—	5	108,000	103,000	5

SELECTED BALANCE SHEET DATA (average)
Total assets	$1,423,182	$1,461,857	$1,429,662	$1,384,255	$1,403,247	(3)	1	$1,438,210	$1,413,662	2
Trading assets - debt and equity instruments	522,845	533,082	488,767	406,692	386,895	(2)	35	515,023	405,655	27
Trading assets - derivative receivables	65,774	63,094	64,016	77,669	83,084	4	(21)	64,301	77,846	(17)
Loans:
Loans retained (a)	193,683	189,153	185,572	182,873	176,469	2	10	189,499	169,175	12
Loans held-for-sale and loans at fair value (b)	39,227	38,132	42,569	42,895	45,150	3	(13)	39,964	48,176	(17)
Total loans	232,910	227,285	228,141	225,768	221,619	2	5	229,463	217,351	6

Deposits	726,617	722,818	699,586	707,541	721,690	1	1	716,439	750,538	(5)
Equity	108,000	108,000	108,000	103,000	103,000	—	5	108,000	103,000	5

Headcount	74,900	74,822	74,352	73,452	71,797	—	4	74,900	71,797	4

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$45	$56	$50	$7	$17	(20)	165	$151	$75	101
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (c)	978	924	832	718	583	6	68	978	583	68
Nonaccrual loans held-for-sale and loans at fair value (d)	801	818	808	848	824	(2)	(3)	801	824	(3)
Total nonaccrual loans	1,779	1,742	1,640	1,566	1,407	2	26	1,779	1,407	26

Derivative receivables	293	286	291	296	339	2	(14)	293	339	(14)
Assets acquired in loan satisfactions	126	133	86	87	85	(5)	48	126	85	48
Total nonperforming assets	2,198	2,161	2,017	1,949	1,831	2	20	2,198	1,831	20
Allowance for credit losses:
Allowance for loan losses	2,414	2,531	2,454	2,292	2,032	(5)	19	2,414	2,032	19
Allowance for lending-related commitments	1,095	1,207	1,301	1,448	1,582	(9)	(31)	1,095	1,582	(31)
Total allowance for credit losses	3,509	3,738	3,755	3,740	3,614	(6)	(3)	3,509	3,614	(3)

Net charge-off/(recovery) rate (a)(e)	0.09%	0.12%	0.11%	0.02%	0.04%			0.11%	0.06%
Allowance for loan losses to period-end loans retained (a)	1.24	1.30	1.31	1.22	1.13			1.24	1.13
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (f)	1.74	1.86	1.81	1.67	1.49			1.74	1.49
Allowance for loan losses to nonaccrual loans retained (a)(c)	247	274	295	319	349			247	349
Nonaccrual loans to total period-end loans	0.76	0.75	0.73	0.68	0.64			0.76	0.64

(a)Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.
(b)Loans held-for-sale and loans at fair value primarily reflect lending related positions originated and purchased in CIB Markets, including loans held for securitization.
(c)Allowance for loan losses of $182 million, $145 million, $153 million, $104 million and $111 million were held against these nonaccrual loans at September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, respectively.
(d)At September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $65 million, $76 million, $99 million, $115 million and $143 million, respectively. These amounts have been excluded based upon the government guarantee.
(e)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(f)Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q23 Change				2023 Change
	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23	3Q22	2023	2022	2022
BUSINESS METRICS
Advisory	$767	$540	$756	$738	$848	42%	(10)%	$2,063	$2,313	(11)%
Equity underwriting	274	318	235	250	290	(14)	(6)	827	784	5
Debt underwriting	676	699	663	479	624	(3)	8	2,038	2,365	(14)
Total investment banking fees	$1,717	$1,557	$1,654	$1,467	$1,762	10	(3)	$4,928	$5,462	(10)

Client deposits and other third-party liabilities (average) (a)	638,119	647,479	633,729	649,694	669,215	(1)	(5)	639,792	700,095	(9)

Merchant processing volume (in billions) (b)	610.1	600.1	558.8	583.2	545.4	2	12	1,769.0	1,575.2	12

Assets under custody (“AUC”) (period-end) (in billions)	$29,725	$30,424	$29,725	$28,635	$27,157	(2)	9	$29,725	$27,157	9

95% Confidence Level - Total CIB VaR (average)
CIB trading VaR by risk type: (c)
Fixed income	$49	$57	$56	$66	$64	(14)	(23)
Foreign exchange	17	12	10	11	9	42	89
Equities	7	8	7	13	11	(13)	(36)
Commodities and other	10	12	15	18	14	(17)	(29)
Diversification benefit to CIB trading VaR (d)	(48)	(48)	(44)	(50)	(47)	—	(2)
CIB trading VaR (c)	35	41	44	58	51	(15)	(31)
Credit Portfolio VaR (e)	15	14	11	10	10	7	50
Diversification benefit to CIB VaR (d)	(12)	(11)	(10)	(8)	(8)	(9)	(50)
CIB VaR	$38	$44	$45	$60	$53	(14)	(28)

(a)Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses.
(b)Represents Firmwide merchant processing volume.
(c)CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 133–135 of the Firm’s 2022 Form 10-K for further information, and pages 84–86 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023 for further information.
(d)Diversification benefit represents the difference between the portfolio VaR and the sum of its individual components. This reflects the non-additive nature of VaR due to imperfect correlation across CIB risks.
(e)Credit Portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value. In the first quarter of 2022, in line with the Firm's internal model governance, the credit risk component of CVA related to certain counterparties was removed from Credit Portfolio VaR due to the widening of the credit spreads for those counterparties to elevated levels. The related hedges were also removed to maintain consistency. This exposure is now reflected in other sensitivity-based measures.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q23 Change					2023 Change
	3Q23		2Q23		1Q23	4Q22	3Q22	2Q23	3Q22	2023		2022	2022
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$410	(e)	$249		$227	$243	$288	65%	42%	$886	(e)	$1,000	(11)%
Card income	198		201		173	171	177	(1)	12	572		514	11%
All other income	364		385		381	315	371	(5)	(2)	1,130		1,093	3
Noninterest revenue	972		835		781	729	836	16	16	2,588		2,607	(1)
Net interest income	3,059	(e)	3,153	(e)	2,730	2,675	2,212	(3)	38	8,942	(e)	5,522	62
TOTAL NET REVENUE (a)	4,031		3,988		3,511	3,404	3,048	1	32	11,530		8,129	42

Provision for credit losses	90	(e)	1,097	(e)	417	284	618	(92)	(85)	1,604	(e)	984	63

NONINTEREST EXPENSE
Compensation expense	730	(e)	656		641	607	577	11	27	2,027	(e)	1,689	20
Noncompensation expense	645		644		667	647	603	—	7	1,956		1,776	10
TOTAL NONINTEREST EXPENSE	1,375		1,300		1,308	1,254	1,180	6	17	3,983		3,465	15

Income before income tax expense	2,566		1,591		1,786	1,866	1,250	61	105	5,943		3,680	61
Income tax expense	631		383		439	443	304	65	108	1,453		890	63
NET INCOME	$1,935		$1,208		$1,347	$1,423	$946	60	105	$4,490		$2,790	61

REVENUE BY PRODUCT
Lending	$1,662	(e)	$1,480	(e)	$1,222	$1,185	$1,176	12	41	$4,364	(e)	$3,339	31
Payments (b)	2,045		2,188		1,972	1,937	1,568	(7)	30	6,205		3,754	65
Investment banking (b)(c)	290		273		306	248	274	6	6	869		816	6
Other	34		47		11	34	30	(28)	13	92		220	(58)
TOTAL NET REVENUE (a)	$4,031		$3,988		$3,511	$3,404	$3,048	1	32	$11,530		$8,129	42

Investment Banking and Markets revenue, gross (d)	$821		$767		$881	$700	$761	7	8	$2,469		$2,278	8

REVENUE BY CLIENT SEGMENT
Middle Market Banking	$1,876	(f)	$1,916	(f)	$1,681	$1,619	$1,366	(2)	37	$5,473	(f)	$3,515	56
Corporate Client Banking	1,208		1,229		1,176	1,109	1,052	(2)	15	3,613		2,809	29
Commercial Real Estate Banking	921	(f)	806	(f)	642	666	624	14	48	2,369	(f)	1,795	32
Other	26		37		12	10	6	(30)	333	75		10	NM
TOTAL NET REVENUE (a)	$4,031		$3,988		$3,511	$3,404	$3,048	1	32	$11,530		$8,129	42

FINANCIAL RATIOS
ROE	25%		16%		18%	22%	14%			20%		14%
Overhead ratio	34		33		37	37	39			35		43

(a)Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities and in entities established for rehabilitation of historic properties, as well as tax-exempt income related to municipal financing activities of $103 million, $89 million, $82 million, $100 million and $80 million for the three months ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, respectively, and $274 million and $222 million for the nine months ended September 30, 2023 and 2022, respectively.
(b)In the third quarter of 2023, certain revenue from CIB Markets products was reclassified from payments to investment banking. Prior-period amounts have been revised to conform with the current presentation.
(c)Includes CB’s share of revenue from Investment Banking and Markets’ products sold to CB clients through the CIB which is reported in All other income.
(d)Includes gross revenues earned by the Firm that are subject to a revenue sharing arrangement between CB and the CIB for Investment Banking and Markets’ products sold to CB clients. This includes revenues related to fixed income and equity markets products. Refer to page 61 of the Firm’s 2022 Form 10-K for discussion of revenue sharing.
(e)Includes First Republic. Refer to page 30 for additional information.
(f)Middle Market Banking and Commercial Real Estate Banking included $93 million and $273 million, respectively, for the three months ended September 30, 2023, $48 million and $130 million, respectively, for the three months ended June 30, 2023, and $141 million and $403 million, respectively, for the nine months ended September 30, 2023, associated with First Republic.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q23 Change					2023 Change
	3Q23		2Q23		1Q23	4Q22	3Q22	2Q23	3Q22	2023		2022	2022
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$300,367		$305,280		$261,181	$257,106	$247,485	(2)%	21%	$300,367		$247,485	21%
Loans:
Loans retained	281,389	(d)	282,124	(d)	238,752	233,879	231,829	—	21	281,389	(d)	231,829	21
Loans held-for-sale and loans at fair value	915		1,540		1,538	707	137	(41)	NM	915		137	NM
Total loans	$282,304		$283,664		$240,290	$234,586	$231,966	—	22	$282,304		$231,966	22
Equity	30,000		30,000		28,500	25,000	25,000	—	20	30,000		25,000	20

Period-end loans by client segment
Middle Market Banking (a)	$78,955	(e)	$79,885	(e)	$73,329	$72,625	$71,707	(1)	10	$78,955	(e)	$71,707	10
Corporate Client Banking	59,645		60,511		58,256	53,840	52,940	(1)	13	59,645		52,940	13
Commercial Real Estate Banking	143,413	(e)	142,897	(e)	108,582	107,999	107,241	—	34	143,413	(e)	107,241	34
Other	291		371		123	122	78	(22)	272	291		78	272
Total loans (a)	$282,304		$283,664		$240,290	$234,586	$231,966	—	22	$282,304		$231,966	22

SELECTED BALANCE SHEET DATA (average)
Total assets	$301,964		$290,875		$255,468	$253,007	$246,318	4	23	$282,939		$239,772	18
Loans:
Loans retained	281,602	(f)	270,091	(f)	236,808	234,654	227,539	4	24	262,998	(f)	218,255	21
Loans held-for-sale and loans at fair value	1,378		726		1,155	673	1,589	90	(13)	1,087		1,578	(31)
Total loans	$282,980		$270,817		$237,963	$235,327	$229,128	4	24	$264,085		$219,833	20
Deposits	262,148		275,196		265,943	278,876	281,276	(5)	(7)	267,748		299,337	(11)
Equity	30,000		29,505		28,500	25,000	25,000	2	20	29,341		25,000	17

Average loans by client segment
Middle Market Banking	$78,774	(g)	$78,037	(g)	$73,030	$72,109	$70,002	1	13	$76,635	(g)	$66,387	15
Corporate Client Banking	60,816		59,159		56,581	55,137	52,432	3	16	58,868		48,645	21
Commercial Real Estate Banking	142,955	(g)	133,394	(g)	108,143	107,831	106,546	7	34	128,292	(g)	104,659	23
Other	435		227		209	250	148	92	194	290		142	104
Total loans	$282,980		$270,817		$237,963	$235,327	$229,128	4	24	$264,085		$219,833	20

Headcount	17,281		15,991		15,026	14,687	14,299	8	21	17,281		14,299	21

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$53		$100		$37	$35	$42	(47)	26	$190		$49	288
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (b)	889		1,068		918	766	836	(17)	6	889		836	6
Nonaccrual loans held-for-sale and loans
at fair value	24		—		—	—	—	NM	NM	24		—	NM
Total nonaccrual loans	913		1,068		918	766	836	(15)	9	913		836	9

Assets acquired in loan satisfactions	47		—		—	—	7	NM	NM	47		7	NM
Total nonperforming assets	960		1,068		918	766	843	(10)	14	960		843	14
Allowance for credit losses:
Allowance for loan losses	4,721		4,729		3,566	3,324	3,050	—	55	4,721		3,050	55
Allowance for lending-related commitments	845		801		966	830	864	5	(2)	845		864	(2)
Total allowance for credit losses	5,566	(h)	5,530	(h)	4,532	4,154	3,914	1	42	5,566	(h)	3,914	42

Net charge-off/(recovery) rate (c)	0.07%		0.15%		0.06%	0.06%	0.07%			0.10%		0.03%
Allowance for loan losses to period-end loans retained	1.68		1.68		1.49	1.42	1.32			1.68		1.32
Allowance for loan losses to nonaccrual loans retained (b)	531		443		388	434	365			531		365
Nonaccrual loans to period-end total loans	0.32		0.38		0.38	0.33	0.36			0.32		0.36

(a)As of September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, total loans included $48 million, $65 million, $88 million, $132 million, and $205 million of loans, respectively, under the PPP, of which $43 million, $60 million, $80 million, $123 million, and $187 million, were in Middle Market Banking, respectively. Refer to pages 108-109 of the Firm’s 2022 Form 10-K for further information on the PPP.
(b)Allowance for loan losses of $164 million, $205 million, $170 million, $153 million and $150 million was held against nonaccrual loans retained at September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, respectively.
(c)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(d)Includes First Republic. Refer to page 30 for additional information.
(e)As of September 30, 2023, included $6.1 billion and $32.7 billion for Middle Market Banking and Commercial Real Estate Banking, respectively, and as of June 30, 2023, included $6.2 billion and $33.3 billion, respectively, associated with First Republic.
(f)Average loans retained associated with First Republic were $39.0 billion and $28.6 billion for the three months ended September 30, 2023 and June 30, 2023, respectively, and $22.7 billion for the nine months ended September 30, 2023.
(g)Average Middle Market Banking and Commercial Real Estate Banking loans associated with First Republic were $6.2 billion and $32.8 billion respectively, for the three months ended September 30, 2023, $4.4 billion and $24.2 billion, respectively, for the three months ended June 30, 2023, and $3.5 billion and $19.1 billion, respectively, for the nine months ended September 30, 2023.
(h)As of September 30, 2023 and June 30, 2023, included $630 million and $608 million allowance, respectively, for First Republic.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q23 Change					2023 Change
	3Q23		2Q23		1Q23	4Q22	3Q22	2Q23	3Q22	2023		2022	2022
INCOME STATEMENT
REVENUE
Asset management fees	$2,988		$2,930		$2,761	$2,742	$2,803	2%	7%	$8,679		$8,499	2%
Commissions and other fees	177		196		181	234	241	(10)	(27)	554		697	(21)
All other income	266	(a)	232	(a)	391	82	82	15	224	889	(a)	253	251
Noninterest revenue	3,431		3,358		3,333	3,058	3,126	2	10	10,122		9,449	7
Net interest income	1,574	(a)	1,585	(a)	1,451	1,530	1,413	(1)	11	4,610	(a)	3,711	24
TOTAL NET REVENUE	5,005		4,943		4,784	4,588	4,539	1	10	14,732		13,160	12

Provision for credit losses	(13)	(a)	145	(a)	28	32	(102)	NM	87	160	(a)	96	67

NONINTEREST EXPENSE
Compensation expense	1,777		1,746		1,735	1,649	1,649	2	8	5,258		4,687	12
Noncompensation expense	1,361		1,417		1,356	1,373	1,379	(4)	(1)	4,134		4,120	—
TOTAL NONINTEREST EXPENSE	3,138	(a)	3,163		3,091	3,022	3,028	(1)	4	9,392		8,807	7

Income before income tax expense	1,880		1,635		1,665	1,534	1,613	15	17	5,180		4,257	22
Income tax expense	463		409		298	400	394	13	18	1,170		1,026	14
NET INCOME	$1,417		$1,226		$1,367	$1,134	$1,219	16	16	$4,010		$3,231	24

REVENUE BY LINE OF BUSINESS
Asset Management	$2,164		$2,128		$2,434	$2,158	$2,209	2	(2)	$6,726		$6,660	1
Global Private Bank	2,841	(a)	2,815	(a)	2,350	2,430	2,330	1	22	8,006	(a)	6,500	23
TOTAL NET REVENUE	$5,005		$4,943		$4,784	$4,588	$4,539	1	10	$14,732		$13,160	12

FINANCIAL RATIOS
ROE	32%		29%		34%	26%	28%			32%		25%
Overhead ratio	63		64		65	66	67			64		67
Pretax margin ratio:
Asset Management	29		27		37	27	31			31		31
Global Private Bank	44		37		33	39	40			38		34
Asset & Wealth Management	38		33		35	33	36			35		32

Headcount	28,083		26,931		26,773	26,041	25,769	4	9	28,083		25,769	9

Number of Global Private Bank client advisors	3,443		3,214		3,189	3,137	3,110	7	11	3,443		3,110	11

(a) Includes First Republic. Refer to page 30 for additional information.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q23 Change					2023 Change
	3Q23		2Q23		1Q23	4Q22	3Q22	2Q23	3Q22	2023		2022	2022
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$249,866		$247,118		$232,516	$232,037	$232,303	1%	8%	$249,866		$232,303	8%
Loans	228,114	(a)	222,493	(a)	211,140	214,006	214,989	3	6	228,114	(a)	214,989	6
Deposits	215,152		199,763		225,831	233,130	242,315	8	(11)	215,152		242,315	(11)
Equity	17,000		17,000		16,000	17,000	17,000	—	—	17,000		17,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$245,616		$238,987		$228,823	$230,149	$232,748	3	6	$237,870		$233,209	2
Loans	223,760	(b)	219,469	(b)	211,469	214,150	216,714	2	3	218,278	(b)	216,065	1
Deposits	201,975		211,872		224,354	236,965	253,026	(5)	(20)	212,652		269,754	(21)
Equity	17,000		16,670		16,000	17,000	17,000	2	—	16,560		17,000	(3)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$1		$2		$(2)	$(2)	$(13)	(50)	NM	$1		$(5)	NM
Nonaccrual loans	621		615		477	459	467	1	33	621		467	33
Allowance for credit losses:
Allowance for loan losses	642		649		526	494	461	(1)	39	642		461	39
Allowance for lending-related commitments	32		39		19	20	21	(18)	52	32		21	52
Total allowance for credit losses	674	(c)	688	(c)	545	514	482	(2)	40	674	(c)	482	40
Net charge-off/(recovery) rate	—%		—%		—%	—%	(0.02)%			—%		—%
Allowance for loan losses to period-end loans	0.28		0.29		0.25	0.23	0.21			0.28		0.21
Allowance for loan losses to nonaccrual loans	103		106		110	108	99			103		99
Nonaccrual loans to period-end loans	0.27		0.28		0.23	0.21	0.22			0.27		0.22

(a)Includes First Republic. Refer to page 30 for additional information.
(b)Included $13.0 billion and $9.7 billion for the three months ended September 30, 2023 and June 30, 2023, respectively, and $7.6 billion for the nine months ended September 30, 2023, associated with First Republic.
(c)At September 30, 2023 and June 30, 2023, included $115 million and $146 million allowance, respectively, associated with First Republic.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Sep 30, 2023
						Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,			2023 Change
CLIENT ASSETS	2023	2023	2023	2022	2022	2023	2022	2023	2022	2022
Assets by asset class
Liquidity	$867	$826	$761	$654	$615	5%	41%	$867	$615	41%
Fixed income	707	718	682	638	612	(2)	16	707	612	16
Equity	780	792	733	670	609	(2)	28	780	609	28
Multi-asset	626	647	627	603	577	(3)	8	626	577	8
Alternatives	206	205	203	201	203	—	1	206	203	1
TOTAL ASSETS UNDER MANAGEMENT	3,186	3,188	3,006	2,766	2,616	—	22	3,186	2,616	22
Custody/brokerage/administration/deposits	1,458	1,370	1,341	1,282	1,207	6	21	1,458	1,207	21
TOTAL CLIENT ASSETS (a)	$4,644	$4,558	$4,347	$4,048	$3,823	2	21	$4,644	$3,823	21

Assets by client segment
Private Banking	$888	$881	$826	$751	$698	1	27	$888	$698	27
Global Institutional	1,424	1,423	1,347	1,252	1,209	—	18	1,424	1,209	18
Global Funds	874	884	833	763	709	(1)	23	874	709	23
TOTAL ASSETS UNDER MANAGEMENT	$3,186	$3,188	$3,006	$2,766	$2,616	—	22	$3,186	$2,616	22

Private Banking	$2,249	$2,170	$2,090	$1,964	$1,848	4	22	$2,249	$1,848	22
Global Institutional	1,514	1,497	1,417	1,314	1,261	1	20	1,514	1,261	20
Global Funds	881	891	840	770	714	(1)	23	881	714	23
TOTAL CLIENT ASSETS (a)	$4,644	$4,558	$4,347	$4,048	$3,823	2	21	$4,644	$3,823	21

Assets under management rollforward
Beginning balance	$3,188	$3,006	$2,766	$2,616	$2,743			$2,766	$3,113
Net asset flows:
Liquidity	40	60	93	33	(36)			193	(88)
Fixed income	1	37	26	8	9			64	5
Equity	16	20	22	9	6			58	26
Multi-asset	1	3	(2)	(7)	(5)			2	(2)
Alternatives	2	1	1	—	2			4	8
Market/performance/other impacts	(62)	61	100	107	(103)			99	(446)
Ending balance	$3,186	$3,188	$3,006	$2,766	$2,616			$3,186	$2,616

Client assets rollforward
Beginning balance	$4,558	$4,347	$4,048	$3,823	$3,798			$4,048	$4,295
Net asset flows	132	112	152	70	(15)			396	(21)
Market/performance/other impacts	(46)	99	147	155	40			200	(451)
Ending balance	$4,644	$4,558	$4,347	$4,048	$3,823			$4,644	$3,823

(a)Includes CCB client investment assets invested in managed accounts and J.P. Morgan mutual funds where AWM is the investment manager.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS										NINE MONTHS ENDED SEPTEMBER 30,
									3Q23 Change					2023 Change
	3Q23		2Q23		1Q23	4Q22		3Q22	2Q23	3Q22	2023		2022	2022
INCOME STATEMENT
REVENUE
Principal transactions	$128		$113		$82	$(7)		$(76)	13%	NM	$323		$(220)	NM
Investment securities losses	(669)		(900)		(868)	(874)		(959)	26	30%	(2,437)		(1,506)	(62)%
All other income	116	(e)	2,767	(e)	31	766	(h)	(59)	(96)	NM	2,914	(e)	43	NM
Noninterest revenue	(425)		1,980		(755)	(115)		(1,094)	NM	61	800		(1,683)	NM
Net interest income	1,983	(e)	1,738	(e)	1,740	1,298		792	14	150	5,461	(e)	580	NM
TOTAL NET REVENUE (a)	1,558		3,718		985	1,183		(302)	(58)	NM	6,261		(1,103)	NM

Provision for credit losses	46		(243)		370	(14)		(21)	NM	NM	173		36	381

NONINTEREST EXPENSE	696	(e)	1,152	(e)	160	339		305	(40)	128	2,008	(e)	695	189
Income/(loss) before income tax expense/(benefit)	816		2,809		455	858		(586)	(71)	NM	4,080		(1,834)	NM
Income tax expense/(benefit)	4		169	(g)	211	277		(292)	(98)	NM	384	(g)	(510)	NM
NET INCOME/(LOSS)	$812		$2,640		$244	$581		$(294)	(69)	NM	$3,696		$(1,324)	NM

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	1,640		1,261		1,106	603		(180)	30	NM	4,007		(1,042)	NM
Other Corporate	(82)	(e)	2,457	(e)	(121)	580		(122)	NM	33	2,254	(e)	(61)	NM
TOTAL NET REVENUE	$1,558		$3,718		$985	$1,183		$(302)	(58)	NM	$6,261		$(1,103)	NM

NET INCOME/(LOSS)
Treasury and CIO	1,129		1,057		624	531		(68)	7	NM	2,810		(728)	NM
Other Corporate	(317)	(e)	1,583	(e)	(380)	50		(226)	NM	(40)	886	(e)	(596)	NM
TOTAL NET INCOME/(LOSS)	$812		$2,640		$244	$581		$(294)	(69)	NM	$3,696		$(1,324)	NM

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,275,673		$1,263,595		$1,307,989	$1,328,219		$1,408,726	1	(9)	$1,275,673		$1,408,726	(9)
Loans	2,099		2,172		2,267	2,181		2,206	(3)	(5)	2,099		2,206	(5)
Deposits (b)	20,363		21,083		19,458	14,203		14,449	(3)	41	20,363		14,449	41

Headcount	47,280		45,235		44,743	44,196		42,806	5	10	47,280		42,806	10

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities losses	$(669)		$(900)		$(868)	$(874)		$(959)	26	30	$(2,437)		$(1,506)	(62)
Available-for-sale securities (average)	201,875		198,620		202,776	195,788		209,008	2	(3)	201,087		254,798	(21)
Held-to-maturity securities (average) (c)	402,816		410,594		417,350	427,802		436,302	(2)	(8)	410,200		406,915	1
Investment securities portfolio (average)	$604,691		$609,214		$620,126	$623,590		$645,310	(1)	(6)	$611,287		$661,713	(8)
Available-for-sale securities (period-end)	195,200	(f)	201,211	(f)	195,228	203,981		186,441	(3)	5	195,200	(f)	186,441	5
Held-to-maturity securities (period-end) (c)	388,261		408,941		412,827	425,305		430,106	(5)	(10)	388,261		430,106	(10)
Investment securities portfolio, net of allowance for credit losses (period-end) (d)	$583,461		$610,152		$608,055	$629,286		$616,547	(4)	(5)	$583,461		$616,547	(5)

(a)Included tax-equivalent adjustments, predominantly driven by tax-exempt income from municipal bonds, of $57 million, $45 million, $56 million, $58 million and $59 million for the three months ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, respectively, and $158 million and $177 million for the nine months ended September 30, 2023 and 2022 respectively.
(b)Predominantly relates to the Firm's international consumer initiatives.
(c)In January 2023, upon adoption of the Derivatives and Hedging: Fair Value Hedging - Portfolio Layer Method accounting guidance, the Firm elected to transfer $7.1 billion of HTM securities to AFS. The transferred securities were placed in a closed AFS securities portfolio as part of a portfolio layer method hedge. During 2022, the Firm transferred $78.3 billion of investment securities from AFS to HTM for capital management purposes. At September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, the estimated fair value of the HTM securities portfolio was $348.7 billion, $375.3 billion, $382.0 billion, $388.6 billion and $389.8 billion, respectively. Refer to Note 1 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023 for additional information on the portfolio layer method.
(d)At September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, the allowance for credit losses on investment securities was $87 million, $74 million, $61 million, $67 million and $52 million, respectively.
(e)Includes First Republic. Refer to page 30 for additional information.
(f)At September 30, 2023 and June 30, 2023, included AFS securities of $22.9 billion and $25.8 billion, respectively, associated with First Republic.
(g)Income taxes associated with the First Republic acquisition are reflected in the estimated bargain purchase gain.
(h)Included a $914 million gain on sale of Visa B shares.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
									Sep 30, 2023
									Change
	Sep 30,		Jun 30,		Mar 31,	Dec 31,		Sep 30,	Jun 30,	Sep 30,
	2023		2023		2023	2022		2022	2023	2022
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained	$397,054		$396,195		$300,447	$300,753		$301,403	—%	32%
Loans held-for-sale and loans at fair value	11,715		12,009		10,986	10,622		12,393	(2)	(5)
Total consumer, excluding credit card loans	408,769		408,204		311,433	311,375		313,796	—	30

Credit card loans
Loans retained	196,935		191,348		180,079	185,175		170,462	3	16
Total credit card loans	196,935		191,348		180,079	185,175		170,462	3	16
Total consumer loans	605,704		599,552		491,512	496,550		484,258	1	25

Wholesale loans (b)
Loans retained	671,952		668,145		604,324	603,670		596,208	1	13
Loans held-for-sale and loans at fair value	32,403		32,372		33,060	35,427		32,167	—	1
Total wholesale loans	704,355		700,517		637,384	639,097		628,375	1	12

Total loans	1,310,059		1,300,069		1,128,896	1,135,647		1,112,633	1	18
Derivative receivables	67,070		64,217		59,274	70,880		92,534	4	(28)
Receivables from customers (c)	43,376		42,741		43,943	49,257		54,921	1	(21)
Total credit-related assets	1,420,505		1,407,027		1,232,113	1,255,784		1,260,088	1	13

Lending-related commitments
Consumer, excluding credit card	48,313		50,846		37,568	33,518		34,868	(5)	39
Credit card (d)	898,903		881,485		861,218	821,284		798,855	2	13
Wholesale	531,568		541,089		484,539	471,980	(h)	472,950	(2)	12
Total lending-related commitments	1,478,784		1,473,420		1,383,325	1,326,782		1,306,673	—	13

Total credit exposure	$2,899,289	(g)	$2,880,447	(g)	$2,615,438	$2,582,566		$2,566,761	1	13

Memo: Total by category
Consumer exposure (e)	$1,552,920		$1,531,883		$1,390,298	$1,351,352		$1,317,981	1	18
Wholesale exposure (f)	1,346,369		1,348,564		1,225,140	1,231,214		1,248,780	—	8
Total credit exposure	$2,899,289		$2,880,447		$2,615,438	$2,582,566		$2,566,761	1	13

(a)Includes scored loans held in CCB, scored mortgage and home equity loans held in AWM, and scored mortgage loans held in CIB and Corporate.
(b)Includes loans held in CIB, CB, AWM, Corporate as well as risk-rated loans held in CCB, including business banking and J.P. Morgan Wealth Management loans held in Banking & Wealth Management, and auto dealer loans for which the wholesale methodology is applied when determining the allowance for loan losses.
(c)Receivables from customers reflect held-for-investment margin loans to brokerage clients in CIB, CCB and AWM; these are reported within accrued interest and accounts receivable on the Consolidated balance sheets.
(d)Also includes commercial card lending-related commitments primarily in CB and CIB.
(e)Represents total consumer loans and lending-related commitments.
(f)Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers.
(g)As of September 30, 2023 and June 30, 2023, includes credit exposure associated with First Republic consisting of $103.3 billion and $104.6 billion in the Consumer credit portfolio, respectively, and $95.2 billion and $98.2 billion in the Wholesale credit portfolio, respectively.
(h)Prior-period amount has been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Sep 30, 2023
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2023	2023	2023	2022	2022	2023	2022
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans
Loans retained	$3,766	$3,784	$3,843	$3,874	$3,917	—%	(4)%
Loans held-for-sale and loans at fair value	408	481	452	451	461	(15)	(11)
Total consumer nonaccrual loans	4,174	4,265	4,295	4,325	4,378	(2)	(5)

Wholesale nonaccrual loans
Loans retained	2,907	2,593	2,211	1,963	1,882	12	54
Loans held-for-sale and loans at fair value	439	415	389	432	414	6	6
Total wholesale nonaccrual loans	3,346	3,008	2,600	2,395	2,296	11	46

Total nonaccrual loans (b)	7,520	7,273	6,895	6,720	6,674	3	13

Derivative receivables	293	286	291	296	339	2	(14)
Assets acquired in loan satisfactions	318	279	232	231	230	14	38
Total nonperforming assets	8,131	7,838	7,418	7,247	7,243	4	12
Wholesale lending-related commitments (c)	387	332	401	455	470	17	(18)
Total nonperforming exposure	$8,518	$8,170	$7,819	$7,702	$7,713	4	10

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.57%	0.56%	0.61%	0.59%	0.60%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.02	1.04	1.38	1.39	1.40
Total wholesale nonaccrual loans to total
wholesale loans	0.48	0.43	0.41	0.37	0.37

(a)At September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, nonperforming assets excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $188 million, $215 million, $263 million, $302 million and $362 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance. Refer to Note 12 of the Firm’s 2022 Form 10-K for additional information on the Firm’s credit card nonaccrual and charge-off policies.
(b)Generally excludes loans that were under payment deferral or other assistance, including amendments or waivers of financial covenants, in response to the COVID-19 pandemic.
(c)Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q23 Change					2023 Change
	3Q23	2Q23		1Q23		4Q22	3Q22	2Q23	3Q22	2023		2022	2022
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$21,980	$20,053		$19,139	(c)	$18,185	$17,750	10%	24%	$19,139		$16,386	17%
Net charge-offs:
Gross charge-offs	1,869	1,776		1,451		1,210	1,104	5	69	5,096		3,116	64
Gross recoveries collected	(372)	(365)		(314)		(323)	(377)	(2)	1	(1,051)		(1,150)	9
Net charge-offs	1,497	1,411		1,137		887	727	6	106	4,045		1,966	106
Provision for loan losses	1,479	3,317	(b)	2,047		2,426	1,165	(55)	27	6,843	(b)	3,763	82
Other	(16)	21		4		2	(3)	NM	(433)	9		2	350
Ending balance	$21,946	$21,980		$20,053		$19,726	$18,185	—	21	$21,946		$18,185	21

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$2,186	$2,370		$2,382		$2,551	$2,222	(8)	(2)	$2,382		$2,261	5
Provision for lending-related commitments	(107)	(188)	(b)	(13)		(169)	328	43	NM	(308)	(b)	289	NM
Other	(4)	4		1		—	1	NM	NM	1		1	—
Ending balance	$2,075	$2,186		$2,370		$2,382	$2,551	(5)	(19)	$2,075		$2,551	(19)

ALLOWANCE FOR INVESTMENT SECURITIES	$117	$104		$90		$96	$61	13	92	$117		$61	92

Total allowance for credit losses (a)	$24,138	$24,270		$22,513		$22,204	$20,797	(1)	16	$24,138		$20,797	16

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans	0.17%	0.14%		0.18%		0.16%	0.10%			0.16%		0.07%
Credit card retained loans	2.49	2.41		2.07		1.62	1.40			2.33		1.41
Total consumer retained loans	0.93	0.91		0.89		0.70	0.56			0.91		0.53
Wholesale retained loans	0.06	0.10		0.06		0.03	0.04			0.07		0.03
Total retained loans	0.47	0.47		0.43		0.33	0.27			0.46		0.25

Memo: Average retained loans
Consumer retained, excluding credit card loans	$396,788	$359,543		$300,585		$301,093	$301,347	10	32	$352,670		$298,840	18
Credit card retained loans	195,232	187,027		180,451		177,026	168,125	4	16	187,624		158,721	18
Total average retained consumer loans	592,020	546,570		481,036		478,119	469,472	8	26	540,294		457,561	18
Wholesale retained loans	667,825	647,474		601,401		599,817	590,490	3	13	639,125		576,025	11
Total average retained loans	$1,259,845	$1,194,044		$1,082,437		$1,077,936	$1,059,962	6	19	$1,179,419		$1,033,586	14

(a)At September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022 excludes an allowance for credit losses associated with certain accounts receivable in CIB of $17 million, $18 million, $20 million, $21 million and $30 million, respectively, and at March 31, 2023, excludes an allowance for credit losses associated with certain other assets in Corporate of $241 million.
(b)Included $1.2 billion of provision for credit losses associated with First Republic.
(c)On January 1, 2023, the Firm adopted the Financial Instruments - Credit Losses: Troubled Debt Restructurings accounting guidance. The adoption of this guidance eliminated the existing accounting and disclosure requirements for trouble debt restructurings (“TDRs”), including the requirement to measure the allowance using a discounted cash flow (“DCF”) methodology. The Firm elected to apply its portfolio-based allowance approach to substantially all its non-collateral dependent modified loans to troubled borrowers, resulting in a net decrease in the beginning balance of the allowance for loan losses of $587 million, predominantly driven by residential real estate and credit card. Refer to Note 1 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 for further information.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

									Sep 30, 2023
									Change
	Sep 30,		Jun 30,		Mar 31,	Dec 31,		Sep 30,	Jun 30,	Sep 30,
	2023		2023		2023	2022		2022	2023	2022
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$(942)		$(971)		$(1,030)	$(624)	(e)	$(702)	3%	(34)%
Portfolio-based	2,796		3,019		2,696	2,664	(e)	2,521	(7)	11
Total consumer, excluding credit card	1,854	(d)	2,048	(d)	1,666	2,040		1,819	(9)	2
Credit card
Asset-specific (a)	—		—		—	223		218	—	NM
Portfolio-based	11,900		11,600		11,400	10,977		10,182	3	17
Total credit card	11,900		11,600		11,400	11,200		10,400	3	14
Total consumer	13,754		13,648		13,066	13,240		12,219	1	13
Wholesale
Asset-specific (a)	732		478		437	467		450	53	63
Portfolio-based	7,460		7,854		6,550	6,019		5,516	(5)	35
Total wholesale	8,192	(d)	8,332	(d)	6,987	6,486		5,966	(2)	37
Total allowance for loan losses	21,946		21,980		20,053	19,726		18,185	—	21
Allowance for lending-related commitments	2,075		2,186		2,370	2,382		2,551	(5)	(19)
Allowance for investment securities	117		104		90	96		61	13	92
Total allowance for credit losses	$24,138		$24,270		$22,513	$22,204		$20,797	(1)	16

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.47%		0.52%		0.55%	0.68%		0.60%
Credit card allowance to total credit card retained loans	6.04		6.06		6.33	6.05		6.10
Wholesale allowance to total wholesale retained loans	1.22		1.25		1.16	1.07		1.00
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (b)	1.33		1.36		1.26	1.17		1.08
Total allowance to total retained loans	1.73		1.75		1.85	1.81		1.70
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (c)	49		54		43	53		46
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (c)	151		163		143	146		134
Wholesale allowance to wholesale retained nonaccrual loans	282		321		316	330		317
Total allowance to total retained nonaccrual loans	329		345		331	338		314

(a)On January 1, 2023, the Firm adopted the Financial Instruments – Credit Losses: Troubled Debt Restructurings accounting guidance under which it elected to change from an asset-specific allowance approach to its non-DCF, portfolio-based allowance approach for modified loans to troubled borrowers for all portfolios except collateral-dependent loans and nonaccrual risk-rated loans, for which the asset-specific allowance approach will continue to apply.
(b)Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.
(c)Refer to footnote (a) on page 26 for information on the Firm’s nonaccrual policy for credit card loans.
(d)At September 30, 2023 and June 30, 2023, included $396 million and $667 million and $377 million and $695 million of Consumer and Wholesale, respectively, associated with First Republic.
(e)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures
(a)In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on an FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
(b)Pre-provision profit is a non-GAAP financial measure which represents total net revenue less total noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(c)TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.
(d)The ratio of the wholesale and CIB’s allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the respective allowance coverage ratio.
(e)In addition to reviewing net interest income (“NII”), net yield, and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding CIB Markets (“Markets”, which is composed of Fixed Income Markets and Equity Markets), as shown below. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income.These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For additional information on Markets revenue, refer to page 70 of the Firm’s 2022 Form 10-K.

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q23 Change				2023 Change
(in millions, except rates)	3Q23	2Q23	1Q23	4Q22	3Q22	2Q23	3Q22	2023	2022	2022

Net interest income - reported	$22,726	$21,779	$20,711	$20,192	$17,518	4%	30%	$65,216	$46,518	40%
Fully taxable-equivalent adjustments	130	104	120	121	112	25	16	354	313	13
Net interest income - managed basis (a)	$22,856	$21,883	$20,831	$20,313	$17,630	4	30	$65,570	$46,831	40
Less: Markets net interest income	(317)	(487)	(105)	315	707	35	NM	(909)	4,474	NM
Net interest income excluding Markets (a)	$23,173	$22,370	$20,936	$19,998	$16,923	4	37	$66,479	$42,357	57

Average interest-earning assets	$3,331,728	$3,343,780	$3,216,757	$3,265,071	$3,344,949	—	—	$3,297,843	$3,377,390	(2)
Less: Average Markets interest-earning assets	970,789	1,003,877	982,572	939,420	952,488	(3)	2	985,703	957,837	3
Average interest-earning assets excluding Markets	$2,360,939	$2,339,903	$2,234,185	$2,325,651	$2,392,461	1	(1)	$2,312,140	$2,419,553	(4)

Net yield on average interest-earning assets - managed basis	2.72%	2.62%	2.63%	2.47%	2.09%			2.66%	1.85%
Net yield on average Markets interest-earning assets	(0.13)	(0.19)	(0.04)	0.13	0.29			(0.12)	0.62
Net yield on average interest-earning assets excluding Markets	3.89	3.83	3.80	3.41	2.81			3.84	2.34

Noninterest revenue - reported	$17,148	$19,528	$17,638	$14,355	$15,198	(12)	13	$54,314	$47,630	14
Fully taxable-equivalent adjustments	682	990	867	898	663	(31)	3	2,539	2,250	13
Noninterest revenue - managed basis	$17,830	$20,518	$18,505	$15,253	$15,861	(13)	12	$56,853	$49,880	14
Less: Markets noninterest revenue	6,898	7,505	8,487	5,355	6,064	(8)	14	22,890	18,840	21
Noninterest revenue excluding Markets	$10,932	$13,013	$10,018	$9,898	$9,797	(16)	12	$33,963	$31,040	9

Memo: Markets total net revenue	$6,581	$7,018	$8,382	$5,670	$6,771	(6)	(3)	$21,981	$23,314	(6)

(a) Interest includes the effect of related hedges. Taxable-equivalent amounts are used where applicable.

JPMORGAN CHASE & CO.
SUPPLEMENTAL INFORMATION ON FIRST REPUBLIC
(in millions)

	THREE MONTHS ENDED SEPTEMBER 30, 2023							THREE MONTHS ENDED JUNE 30, 2023							NINE MONTHS ENDED SEPTEMBER 30, 2023

	CCB	CB	AWM	CORP		Total		CCB	CB	AWM	CORP		Total		CCB	CB	AWM	CORP		Total
SELECTED INCOME STATEMENT DATA
REVENUE
Asset management fees	$142	$—	$—	$—		$142		$107	$—	$—	$—		$107		$249	$—	$—	$—		$249
All other income	191	144	203	81	(a)	619		105	—	174	2,762	(a)	3,041		296	144	377	2,843	(a)	3,660
Noninterest revenue	333	144	203	81		761		212	—	174	2,762		3,148		545	144	377	2,843		3,909
Net interest income	1,022	222	233	(3)		1,474		619	178	129	(29)		897		1,641	400	362	(32)		2,371
TOTAL NET REVENUE	1,355	366	436	78		2,235		831	178	303	2,733		4,045		2,186	544	739	2,811		6,280

Provision for credit losses	(2)	26	(31)	—		(7)		408	608	146	—		1,162		406	634	115	—		1,155
Noninterest expense	583	18	17	240		858		37	—	—	562		599		620	18	17	802		1,457
NET INCOME	589	245	342	(99)		1,077		293	(327)	119	2,301		2,386		882	(82)	461	2,202		3,463

SELECTED BALANCE SHEET DATA (period-end)
Loans	$94,333	$38,729	$12,026	$—		$145,088	(b)	$94,721	$39,500	$13,696	$—		$147,917	(b)	$94,333	$38,729	$12,026	$—		$145,088	(b)
Deposits	63,945	—	—	—		63,945		68,351	—	—	—		68,351		63,945	—	—	—		63,945

All references to “excludes First Republic”, “includes First Republic” or “associated with First Republic” refer to the effects of the First Republic acquisition, as well as subsequent related business and activities, as applicable.
(a)On May 1, 2023, JPMorgan Chase acquired certain assets and assumed certain liabilities of First Republic Bank from the FDIC, resulting in a preliminary estimated bargain purchase gain of $2.7 billion recorded in other income. The bargain purchase gain generally represents the excess of the estimated fair value of the net assets acquired over the purchase price and is subject to change for up to one year from the acquisition date, as permitted by U.S. GAAP, and as the settlement with the FDIC is finalized. For the three months ended September 30, 2023, measurement period adjustments of $100 million were recorded, resulting in an estimated bargain purchase gain of $2.8 billion for the nine months ended September 30, 2023.
(b)Excludes $1.9 billion of loans transferred to the CIB as part of the First Republic acquisition.